                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                          Advantus Horizon Fund, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                            ADVANTUS BOND FUND, INC.
                        ADVANTUS CORNERSTONE FUND, INC.
                         ADVANTUS ENTERPRISE FUND, INC.
                          ADVANTUS HORIZON FUND, INC.
                         ADVANTUS INDEX 500 FUND, INC.
                   ADVANTUS INTERNATIONAL BALANCED FUND, INC.
                        ADVANTUS MONEY MARKET FUND, INC.
                    ADVANTUS MORTGAGE SECURITIES FUND, INC.
                   ADVANTUS REAL ESTATE SECURITIES FUND, INC.
                          ADVANTUS SPECTRUM FUND, INC.
                          ADVANTUS VENTURE FUND, INC.
                            400 ROBERT STREET NORTH
                           ST. PAUL, MINNESOTA 55101

                         ------------------------------

                NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 17, 2000

                         ------------------------------

     Advantus Bond Fund, Inc., Advantus Cornerstone Fund, Inc., Advantus Enterprise Fund, Inc., Advantus Horizon Fund, Inc., Advantus Index 500 Fund, Inc., Advantus International Balanced Fund, Inc., Advantus Money Market Fund, Inc., Advantus Mortgage Securities Fund, Inc., Advantus Real Estate Securities Fund, Inc., Advantus Spectrum Fund, Inc. and Advantus Venture Fund, Inc. (the "Funds") will hold a Special Joint Meeting of Shareholders at the offices of Advantus Capital Management, Inc., 400 Robert Street North, St. Paul, Minnesota 55101, on April 17, 2000, at 10:00 a.m., for the following purposes:

     1. To set the number of directors at five and to elect a Board of Directors.

     2. To approve the elimination or modification of certain investment policies.

     3. To approve a change in the investment objective of Advantus Horizon Fund, Inc.

     4. To approve amended Investment Advisory Agreements between the Funds and Advantus Capital Management, Inc.

     5. To approve new Sub-Advisory Agreements for Enterprise Fund and Venture Fund.

     6. To ratify the selection by the Board of Directors of KPMG LLP as independent public accountants for the Funds for their fiscal years ending in 2000.

     7. To transact any other business properly brought before the meeting.

     The Funds' Board of Directors unanimously recommends approval of each item listed on this Notice of Special Joint Meeting of Shareholders.

     Only shareholders of record as of the close of business on February 28, 2000 may vote at the meeting or any adjournment(s) of the meeting.

     YOU CAN VOTE EASILY AND QUICKLY BY TOLL-FREE TELEPHONE CALL, BY INTERNET OR BY MAIL. JUST FOLLOW THE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD. PLEASE HELP THE FUNDS AVOID THE COST OF A FOLLOW-UP MAILING BY VOTING TODAY.

                                          Michael J. Radmer
                                          Secretary

Dated: March 17, 2000

                            ADVANTUS BOND FUND, INC.
                        ADVANTUS CORNERSTONE FUND, INC.
                         ADVANTUS ENTERPRISE FUND, INC.
                          ADVANTUS HORIZON FUND, INC.
                         ADVANTUS INDEX 500 FUND, INC.
                   ADVANTUS INTERNATIONAL BALANCED FUND, INC.
                        ADVANTUS MONEY MARKET FUND, INC.
                    ADVANTUS MORTGAGE SECURITIES FUND, INC.
                   ADVANTUS REAL ESTATE SECURITIES FUND, INC.
                          ADVANTUS SPECTRUM FUND, INC.
                          ADVANTUS VENTURE FUND, INC.
                            400 ROBERT STREET NORTH
                           ST. PAUL, MINNESOTA 55101

                         ------------------------------

                                PROXY STATEMENT

                     SPECIAL JOINT MEETING OF SHAREHOLDERS
                                 APRIL 17, 2000

                         ------------------------------

     The Board of Directors of Advantus Bond Fund, Inc. ("Bond Fund"), Advantus Cornerstone Fund, Inc. ("Cornerstone Fund"), Advantus Enterprise Fund, Inc. ("Enterprise Fund"), Advantus Horizon Fund, Inc. ("Horizon Fund"), Advantus Index 500 Fund, Inc. ("Index 500 Fund"), Advantus International Balanced Fund, Inc. ("International Balanced Fund"), Advantus Money Market Fund, Inc. ("Money Market Fund"), Advantus Mortgage Securities Fund, Inc. ("Mortgage Securities Fund"), Advantus Real Estate Securities Fund, Inc. ("Real Estate Securities Fund"), Advantus Spectrum Fund, Inc. ("Spectrum Fund") and Advantus Venture Fund, Inc. ("Venture Fund") (collectively, the "Funds") is soliciting the enclosed proxy in connection with a special joint meeting of shareholders to be held April 17, 2000, and any adjournment of the meeting.

     The Funds' investment advisor is Advantus Capital Management, Inc. ("Advantus Capital"). Ascend Financial Services, Inc. ("Ascend Financial") is the Funds' principal underwriter. Both Advantus Capital and Ascend Financial are located at 400 Robert Street North, St. Paul, Minnesota 55101.

     The Funds will pay all costs of solicitation, including the cost of preparing and mailing the Notice of Joint Special Shareholders' Meeting and this Proxy Statement. Representatives of Advantus Capital, without cost to the Funds, may solicit proxies by means of mail, telephone, or personal calls. Advantus Capital may also arrange for an outside firm, Shareholder Communications Corporation, to solicit shareholder votes by telephone on behalf of Bond Fund, Horizon Fund, Index 500 Fund, Money Market Fund, Mortgage Securities Fund and Spectrum Fund. This procedure is expected to cost approximately $51,800, which will be allocated among these Funds on the basis of their net assets.

     In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least 10% of that Fund's shares must be represented at the meeting -- either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. An abstention or a vote withheld will be counted as shares present at the meeting in determining whether a proposal has been approved, and will have the same effect as a vote "against" the proposal. Broker non-votes will not be counted as present in calculating the vote on any proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.) If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjournment of the meeting).

     You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

     Only shareholders of record on February 28, 2000 may vote at the meeting or any adjournment of the meeting. On that date the Funds had the following numbers of shares of common stock issued and outstanding:

              FUND                    SHARES                       FUND                     SHARES
              ----                    ------                       ----                     ------
Bond Fund........................    2,612,657       Money Market Fund................    41,354,719
Cornerstone Fund.................    6,995,533       Mortgage Securities Fund.........     4,757,943
Enterprise Fund..................    3,268,669       Real Estate Securities Fund......       931,717
Horizon Fund.....................    3,118,021       Spectrum Fund....................     5,783,601
Index 500 Fund...................    3,222,441       Venture Fund.....................     3,028,878
International Balanced Fund......    4,901,938

     Each shareholder is entitled to one vote for each share owned on the record date. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights.

     Minnesota Life Insurance Company ("Minnesota Life"), an affiliate of Advantus Capital, owns more than 50% of the outstanding shares of Cornerstone Fund, Enterprise Fund, International Balanced Fund, Real Estate Securities Fund and Venture Fund. See "Additional Information About the Funds." As a result, Minnesota Life is able to determine the vote on each proposal made with respect to these Funds. Minnesota Life intends to vote "FOR" each proposal.

     At this point, we know of no other business to be brought before the shareholder meeting. However, if any other matters do come up, the persons named as proxies will vote upon these matter according to their best judgment.

     THE FUNDS' MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ARE AVAILABLE AT NO COST. TO REQUEST A REPORT, PLEASE CONTACT THE FUND AT P.O. BOX 9767, PROVIDENCE, RHODE ISLAND 02940-5059 OR CALL 1-800-665-6005.

     Please be sure to read the entire proxy statement before casting your vote. If you need help voting your proxy, you may call 1-800-665-6005 or your registered representative.

     This proxy statement and proxy cards were first mailed to shareholders on or about March 20, 2000.

                              SUMMARY OF PROPOSALS

     The Board of Directors of the Funds is asking for your vote on the following proposals. Each proposal is described in detail below.

                      PROPOSAL                                          FUNDS AFFECTED
                      --------                           --------------------------------------------
1.     To set the number of directors at five and to     All Funds
       elect a Board of Directors
2.     To approve the elimination or modification of     All Funds
       the following investment policies:
       A.  Modify policies regarding borrowing and       All Funds
       the issuance of senior securities
       B.  Modify policies regarding concentration in    All Funds
       a particular industry
       C.  Modify policies regarding investments in      All Funds
       real estate and commodities
       D.  Modify policies regarding lending             All Funds
       E.  Eliminate policies restricting the            All Funds except Real Estate Securities Fund
       pledging of assets
       F.  Eliminate policies restricting margin         All Funds
       purchases and short sales
       G.  Eliminate policies prohibiting                Horizon Fund, Index 500 Fund, Venture Fund
       transactions with affiliates
       H.  Eliminate policies prohibiting                Bond Fund, Horizon Fund, Index 500 Fund,
       participation in a joint trading account          Money Market Fund, Real Estate Securities
                                                         Fund, Spectrum Fund, Venture Fund
       I.   Eliminate policies limiting investment in    Bond Fund, Horizon Fund, Mortgage Securities
            restricted securities and other illiquid     Fund, Spectrum Fund
            assets
       J.   Eliminate policies prohibiting or            Horizon Fund, Index 500 Fund, Money Market
       limiting options transactions                     Fund, Spectrum Fund, Venture Fund
       K.  Eliminate diversification policies            Bond Fund, Horizon Fund, Money Market Fund,
                                                         Mortgage Securities Fund, Spectrum Fund
       L.  Eliminate policies regarding investments      Bond Fund, Horizon Fund, Money Market Fund,
       in issuers that have been in operation for        Mortgage Securities Fund, Spectrum Fund
           less than three years
       M. Eliminate policies addressing potential        Bond Fund, Horizon Fund, Money Market Fund,
          conflicts of interest                          Mortgage Securities Fund, Spectrum Fund
       N.  Eliminate policies prohibiting investing      Bond Fund, Horizon Fund, Money Market Fund,
       in companies for control                          Mortgage Securities Fund, Spectrum Fund
       O.  Eliminate policies restricting investments    Bond Fund, Horizon Fund, Money Market Fund,
       in other investment companies                     Mortgage Securities Fund, Spectrum Fund
3.     To approve a change in the investment             Horizon Fund
       objective of Horizon Fund
4.     To approve an amended Investment Advisory         All Funds
       Agreement with Advantus Capital Management,
       Inc.
5.     To approve a new Sub-Advisory Agreement           Enterprise Fund, Venture Fund
6.     To ratify the selection by the Board of           All Funds
       Directors of the Funds of KPMG LLP as
       independent public accountants for the Funds
       for their fiscal years ending in 2000
7.     To transact such other business as may            All Funds
       properly come before the meeting

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

This proposal applies to all Funds.

     At the meeting, you will be asked to elect the nominees listed below to each Fund's Board of Directors, and to thereby set the number of Directors at five. The Bylaws of each Fund provide that the shareholders have the power to set the number of Directors (subject to the authority of the Board of Directors to increase or decrease the number as permitted by law).

     Each person elected will serve until the next meeting of the shareholders or until his or her successor is elected. Information regarding each nominee's principal occupation and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. Each nominee also serves as a Director of Advantus Series Fund, Inc., another open-end investment company advised by Advantus Capital. The Funds and Advantus Series Fund, Inc. are referred to herein as the "Advantus Fund Complex."

NAME, TERM OF OFFICE                AGE   PRINCIPAL OCCUPATION/BUSINESS EXPERIENCE DURING PAST 5 YEARS
--------------------                ---   ------------------------------------------------------------
William N. Westhoff*..............  52    President, Treasurer and Director, Advantus Capital; Senior
  Director since July 1998**                Vice President and Treasurer, Minnesota Life Insurance
                                            Company; Vice President and Director, Robert Street
                                            Energy, Inc.; President, MCM Funding 1997-1, Inc.;
                                            President, MCM Funding 1998-1, Inc.; Senior Vice
                                            President, Global Investments, American Express Financial
                                            Corporation, Minneapolis, Minnesota, from August 1994 to
                                            October 1997.
Frederick P. Feuerherm*...........  53    Vice President, Assistant Secretary and Director, Advantus
  Director since July 1993**                Capital; Vice President, Minnesota Life Insurance Company;
                                            Vice President and Director, MIMLIC Funding, Inc.; Vice
                                            President and Assistant Secretary, MCM Funding 1997-1,
                                            Inc.; Vice President and Assistant Secretary, MCM Funding
                                            1998-1, Inc.
Ralph D. Ebbott...................  72    Retired; Vice President and Treasurer of Minnesota Mining
  Director since October 1985**             and Manufacturing Company (industrial and consumer products)
                                            through June 1989
Charles E. Arner..................  77    Retired; Vice Chairman of the First National Bank of Saint
  Director since April 1986**               Paul from November 1983 through June 1984; Chairman and
                                            Chief Executive Office of The First National Bank of Saint
                                            Paul from October 1980 through November 1983.
Ellen S. Berscheid................  63    Regents' Professor of Psychology at the University of
  Director since October 1985**             Minnesota

------------------------------
 * Denotes directors who are considered to be "interested persons" (as defined under the 1940 Act) of the Funds.

** Director of each Fund since the later of the date set forth in the table or the date the Fund commenced operations. The Funds commenced operations on the following dates: Horizon Fund, Mortgage Securities Fund, Money Market
   Fund -- May 3, 1985; Spectrum Fund -- November 16, 1987; Bond Fund -- August 14, 1987; Cornerstone Fund, Enterprise Fund, International Balanced
   Fund -- September 16, 1994; Venture Fund, Index 500 Fund -- January 31, 1997; Real Estate Securities Fund -- February 15, 1999.

     Each Fund has an audit committee and a nominations committee. The members of both committees are Ms. Berscheid and Messrs. Arner and Ebbott. There were four meetings of the Board of Directors and two meetings of the audit committee during both the fiscal year ended July 31, 1999 (the fiscal year end for Index 500 Fund, Real Estate Securities Fund and Venture Fund) and the fiscal year ended September 30, 1999 (the fiscal year end for the remaining Funds). The nominations committee did not meet during the Funds' most recent fiscal years. During both of these fiscal years, each director attended all Board of Directors meetings and all meetings of committees on which he or she served.

     The audit committee's purpose is to oversee the Funds' accounting and financial reporting policies and practices and matters relating to internal control, to oversee the quality and objectivity of each Fund's financial statements and the independent audits of those statements and to be a liaison between the independent auditors of the Funds and the full Board. The nominations committee will act to present names for consideration for election of Board members in the event of a vacancy or expansion of the Board. This committee will consider nominees recommended to it for consideration by shareholders of the Funds. Shareholders can recommend nominees by submitting their names to the secretary of the Funds for forwarding to the committee.

     No compensation is paid by any of the Funds to any Director or officer who is affiliated with Advantus Capital. Each Director who is not affiliated with Advantus Capital receives aggregate compensation from the Advantus Fund Complex equal to $8,000 per year and $2,000 per meeting attended (and reimbursement of travel expenses to attend directors' meetings). Each individual Fund pays a pro rata portion of such compensation based on the ratio that the Fund's net assets bear to the total net assets of the Advantus Fund Complex. The following table sets forth the compensation received by directors not affiliated with Advantus Capital from each Fund during its most recent fiscal year, as well as the total compensation received by each such director from the Advantus Fund Complex during the calendar year ended December 31, 1999. The Directors did not accrue any pension or retirement benefits during such time periods and are not entitled to any annual benefits upon retirement.

                                                                           ELLEN S.
                                                    CHARLES E. ARNER       BERSCHEID         RALPH D. EBBOTT
                                                    ----------------    ---------------    -------------------
Bond Fund.......................................        $   174             $   174              $   174
Cornerstone Fund................................        $   760             $   760              $   760
Enterprise Fund.................................        $   269             $   269              $   269
Horizon Fund....................................        $   399             $   399              $   399
Index 500 Fund..................................        $   271             $   271              $   271
International Balanced Fund.....................        $   259             $   259              $   259
Money Market Fund...............................        $   260             $   260              $   260
Mortgage Securities Fund........................        $   282             $   282              $   282
Real Estate Securities Fund.....................        $    24             $    24              $    24
Spectrum Fund...................................        $   544             $   544              $   544
Venture Fund....................................        $   215             $   215              $   215
Total Compensation Received From Advantus Fund
  Complex.......................................        $20,000             $20,000              $20,000

VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF EACH FUND SET THE NUMBER OF DIRECTORS AT FIVE AND VOTE IN FAVOR OF THE ABOVE NOMINEES TO SERVE AS DIRECTORS OF THAT FUND. For each Fund, the vote of a majority of the shares of the Fund represented at the meeting, provided at least a quorum is represented in person or by proxy, is sufficient for the election of the above nominees. Unless otherwise instructed, the proxies will vote for the above five nominees. All of the nominees listed above have consented to serve as Directors if elected. In the event any of the above nominees are not candidates for election at the meeting, the proxies may vote for such other persons as management may designate. Nothing currently indicates that such a situation will arise.

                                  PROPOSAL TWO
                        THE ELIMINATION OR MODIFICATION
                       OF FUNDAMENTAL INVESTMENT POLICIES

This proposal applies to all Funds.

     Each Fund has a number of investment policies that are "fundamental," which means that they may be changed only with the approval of shareholders. These fundamental policies differ significantly from Fund to Fund. This is in part because the Funds commenced operations at different times, and the wording of the Funds' fundamental policies has evolved over time. In addition, some of the older Funds have fundamental policies that were adopted in response to state securities regulations that no longer apply to mutual funds. Because having different fundamental policies among the Funds presents difficulties from a compliance standpoint, and because certain fundamental policies, in the opinion of Fund management, are unnecessarily restrictive, Fund management proposed that the Funds' investment policies be standardized, and that some policies be eliminated. The Board of Directors has adopted these proposals, subject to shareholder approval.

     The Investment Company Act of 1940, as amended (the "1940 Act") requires that only certain activities of investment companies be governed by fundamental policies. The Board of Directors has recommended that shareholders approve proposed revisions to the fundamental policies of the Funds governing these activities. Each proposed revision is, in general, intended to provide the Board with the maximum flexibility permitted under the 1940 Act, and to provide uniformity among the Funds' policies. The Board of Directors has also recommended that shareholders approve the elimination of all fundamental policies that are not required by the 1940 Act. If shareholders approve the elimination of these policies, the Board of Directors will have complete discretion regarding the Funds' investment activities in these areas.

A. MODIFY POLICIES REGARDING BORROWING AND THE ISSUANCE OF SENIOR SECURITIES

This proposal applies to all Funds.

     The 1940 Act requires that each Fund have a fundamental policy governing its ability to borrow money and issue senior securities. The Funds' current policies regarding borrowing are set forth below, as is Real Estate Securities Fund's current policy addressing the issuance of senior securities. The other Funds do not currently have fundamental policies in place regarding the issuance of senior securities.

     Bond Fund
     The Fund will not borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and not in excess of 5% of its net assets; or enter into reverse repurchase agreements.

     Cornerstone Fund, Enterprise Fund, Horizon Fund, Index 500 Fund, International Balanced Fund, Mortgage Securities Fund, Venture Fund
     The Fund will not borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets.

     Money Market Fund
     The Fund will not borrow money or enter into reverse repurchase agreements in excess of 5% of its net assets and, with respect to borrowing money, only from banks and only as a temporary measure for extraordinary or emergency purposes.

     Real Estate Securities Fund
     The Fund will not borrow money, or enter into reverse repurchase agreements, in excess of one-third of its net assets, and, with respect to borrowing money, only from banks for temporary purposes. For purposes of this restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money.

     The Fund will not make additional investments while its borrowings exceed 5% of its total assets.

     The Fund will not issue any senior securities, as defined in the 1940 Act, other than as set forth in [the Fund's policy regarding borrowing,] above and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

     All Other Funds
     The Fund will not borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets.

     IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT POLICY OR POLICIES REGARDING BORROWING AND THE ISSUANCE OF SENIOR SECURITIES WITH THE FOLLOWING
POLICY:

     THE FUND WILL NOT BORROW MONEY OR ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED FROM TIME TO TIME BY ANY REGULATORY AUTHORITY HAVING JURISDICTION.

     The Board believes that the Funds' current policies regarding borrowing are unnecessarily restrictive and could be disadvantageous to shareholders. With the exception of Real Estate Securities Fund, each Fund is currently limited to borrowing an amount no greater than 5% of net assets. In addition, the policies for Bond Fund and Money Market Fund place limitations on the Funds' ability to enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. A reverse repurchase agreement may be considered a form of borrowing by the Fund from the buyer, collateralized by the security.

     The addition of borrowing power will provide the Funds with greater flexibility to respond to sudden needs for cash that may arise and that cannot be anticipated. Ordinarily, a Fund would expect to be able to meet needs for cash to facilitate redemptions by using current cash flow arising from new investments, investment income, and liquidations of securities in the ordinary course of business. However, there may be instances when these sources of cash flow are not sufficient to meet current cash needs, in which case the ability to borrow money may be advantageous to the Funds.

     The proposed policy would permit each Fund to engage in borrowing in a manner and to the full extent permitted by applicable law, including through the use of reverse repurchase agreements. The 1940 Act requires borrowings, including any borrowing through reverse repurchase agreements, to have 300% asset coverage, which means, in effect, that each Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets under the proposed borrowing policy. This asset coverage requirement applies at all times, and not just at the time of borrowing.

     All borrowing involves risks. Interest paid by a Fund on borrowed funds would decrease the net earnings of the Fund. In addition, if a Fund were to incur debt to purchase additional securities, a practice known as "leveraging," the Fund would incur a loss unless the income or gain on such investment exceeded the interest payable with respect to the borrowing. Borrowing for leverage would increase a Fund's volatility and the risk of loss in a declining market. However, the Board has no current intention of authorizing the Funds to borrow for leverage purposes. As a nonfundamental investment restriction that may be changed without shareholder approval, each Fund will not acquire any new securities while borrowings, including borrowings through reverse repurchase agreements, exceed 5% of total assets.

     The proposed policy also prohibits the Funds from issuing senior securities, except as permitted by applicable law. The Funds' current policies address borrowing (which could be considered the issuance of a senior security), but in general do not address the issuance of other types of senior securities. Senior securities include any obligation of a fund that takes priority over the claims of the fund's shareholders. The 1940 Act prohibits open-end funds from issuing most types of senior securities, but permits funds, if specified conditions are met, to enter into certain transactions that might be considered to involve the issuance of senior securities. For example, a fund may enter into a transaction that obligates it to pay money at a future date, such as purchasing securities on a when-issued basis, if cash or liquid securities are set aside to cover the obligation.

These types of transactions would be permitted under the proposed policy, provided that a Fund sets aside cash or liquid securities to cover its obligations.

B. MODIFY THE POLICY REGARDING CONCENTRATION IN A PARTICULAR INDUSTRY

This proposal applies to all Funds.

     The 1940 Act requires that each Fund have a fundamental policy governing its ability to concentrate investments in a particular industry or group of industries. The Funds' current policies regarding industry concentration are set forth below.

     Bond Fund
     The Fund will not purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, provided that (a) the electric, telephone, gas, gas transmission, water, telegraph and satellite communications utilities are each regarded as separate industries and (b) banks, savings and loan associations, savings banks, and finance companies are each regarded as separate industries. There is no limitation with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

     Cornerstone Fund, Enterprise Fund, Horizon Fund, International Balanced Fund, Venture Fund
     The Fund will not purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry.

     Index 500 Fund
     The Fund will not purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry (provided, however, that the Fund may invest more than 25% of its assets in a single industry if the S&P 500 is so concentrated).

     Money Market Fund
     The Fund will not purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, provided that (a) telephone, gas and electric public utilities are each regarded as separate industries and (b) United States banks, savings and loan associations, savings banks and finance companies are each regarded as separate industries for the purpose of this limitation. There are no limitations with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or certificates of deposit and bankers acceptances of domestic branches of United States banks

     Mortgage Securities Fund
     The Fund will not purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, except that this limitation shall not apply to investments in the mortgage- and mortgage-finance industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

     Real Estate Securities Fund
     The Fund will not purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, except that this limitation will not apply to investments in securities of issuers in the real estate or real estate-related industry (in which 25% or more of the value of the Fund's total assets will, except for temporary defensive positions, be invested).

     Spectrum Fund
     The Fund will not purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, provided that (a) telephone, gas and electric public utilities are each regarded as separate industries and (b) banking, savings and loan associations, savings banks and finance companies as a group will not be considered a single industry for the purpose of this limitation. There is no limitation with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities or certificates of deposit and bankers acceptances of United States banks and savings and loan associations.

     IT IS PROPOSED THAT THE FUNDS REPLACE THEIR CURRENT POLICIES REGARDING CONCENTRATION WITH THE FOLLOWING POLICIES:

     BOND FUND, CORNERSTONE FUND, ENTERPRISE FUND, HORIZON FUND, INTERNATIONAL BALANCED FUND, SPECTRUM FUND AND VENTURE FUND
     THE FUND WILL NOT CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY. FOR PURPOSES OF THIS LIMITATION, THE U.S. GOVERNMENT, AND STATE OR MUNICIPAL GOVERNMENTS AND THEIR POLITICAL SUBDIVISIONS, ARE NOT CONSIDERED MEMBERS OF ANY INDUSTRY. WHETHER THE FUND IS CONCENTRATING IN AN INDUSTRY SHALL BE DETERMINED IN ACCORDANCE WITH THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED FROM TIME TO TIME BY ANY REGULATORY AUTHORITY HAVING JURISDICTION.

     INDEX 500 FUND
     THE FUND WILL NOT CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY, EXCEPT THAT THE FUND MAY CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY IF THE S&P 500 INDEX IS SO CONCENTRATED. FOR PURPOSES OF THIS LIMITATION, THE U.S. GOVERNMENT, AND STATE OR MUNICIPAL GOVERNMENTS AND THEIR POLITICAL SUBDIVISIONS, ARE NOT CONSIDERED MEMBERS OF ANY INDUSTRY. WHETHER THE FUND IS CONCENTRATING IN AN INDUSTRY SHALL BE DETERMINED IN ACCORDANCE WITH THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED FROM TIME TO TIME BY ANY REGULATORY AUTHORITY HAVING JURISDICTION.

     MONEY MARKET FUND
     THE FUND WILL NOT CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY. FOR PURPOSES OF THIS LIMITATION, THE U.S. GOVERNMENT, AND STATE OR MUNICIPAL GOVERNMENTS AND THEIR POLITICAL SUBDIVISIONS, ARE NOT CONSIDERED MEMBERS OF ANY INDUSTRY. IN ADDITION, THIS LIMITATION DOES NOT APPLY TO INVESTMENTS IN DOMESTIC BANKS. WHETHER THE FUND IS CONCENTRATING IN AN INDUSTRY SHALL BE DETERMINED IN ACCORDANCE WITH THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED FROM TIME TO TIME BY ANY REGULATORY AUTHORITY HAVING JURISDICTION.

     MORTGAGE SECURITIES FUND
     UNDER NORMAL MARKET CONDITIONS, THE FUND WILL CONCENTRATE ITS INVESTMENTS IN THE MORTGAGE AND MORTGAGE-FINANCE INDUSTRY. THE FUND WILL NOT CONCENTRATE ITS INVESTMENTS IN ANY OTHER PARTICULAR INDUSTRY. FOR PURPOSES OF THIS LIMITATION, THE U.S. GOVERNMENT, AND STATE OR MUNICIPAL GOVERNMENTS AND THEIR POLITICAL SUBDIVISIONS, ARE NOT CONSIDERED MEMBERS OF ANY INDUSTRY. WHETHER THE FUND IS CONCENTRATING IN AN INDUSTRY SHALL BE DETERMINED IN ACCORDANCE WITH THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED FROM TIME TO TIME BY ANY REGULATORY AUTHORITY HAVING JURISDICTION.

     REAL ESTATE SECURITIES FUND
     UNDER NORMAL MARKET CONDITIONS, THE FUND WILL CONCENTRATE ITS INVESTMENTS IN THE REAL ESTATE OR REAL ESTATE RELATED INDUSTRY. THE FUND WILL NOT CONCENTRATE ITS INVESTMENTS IN ANY OTHER PARTICULAR INDUSTRY. FOR PURPOSES OF THIS LIMITATION, THE U.S. GOVERNMENT, AND STATE OR MUNICIPAL GOVERNMENTS AND THEIR POLITICAL SUBDIVISIONS, ARE NOT CONSIDERED MEMBERS OF ANY INDUSTRY. WHETHER THE FUND IS CONCENTRATING IN AN INDUSTRY SHALL BE DETERMINED IN ACCORDANCE WITH THE INVESTMENT COMPANY ACT OF 1940, AS

     AMENDED, AND AS INTERPRETED OR MODIFIED FROM TIME TO TIME BY ANY REGULATORY AUTHORITY HAVING JURISDICTION.

     The 1940 Act requires that a Fund state its position regarding concentration in an industry. While the 1940 Act does not define what constitutes "concentration," the staff of the Securities and Exchange Commission (the "Commission") takes the position that investment of 25% or more of a Fund's assets in an industry constitutes concentration. If a Fund concentrates in an industry, it must at all times have 25% or more of its assets invested in that industry, and if its policy is not to concentrate, it must invest less than 25% of its assets in the applicable industry, unless, in either case, the Fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa.

     As set forth above, each Fund other than Real Estate Securities Fund and Mortgage Securities Fund has a policy not to concentrate its investments in a particular industry, except that Index 500 Fund's policy provides that the Fund may concentrate in an industry if the S&P 500 is so concentrated. Some Funds have exceptions for U.S. Government securities and bank obligations. In some cases, what constitutes an industry for the purposes of this policy is included in the policy itself. A Fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications recognized by the Commission, or some combination thereof. Because a Fund may create its own reasonable industry classifications, management believes that it is not necessary to include such matters in the fundamental policies of the Funds.

     The proposed policies do not materially change the Funds' current policies. However, rather than defining concentration, as the current policies do, the proposed policies state that whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act as it is interpreted from time to time. This will provide the Fund with more flexibility should the staff of the Commission reinterpret the term "concentrate." The proposed policies also clarify that U.S., state and local governments are not considered members of any industry, and that limitations on concentration do not apply to investments by Money Market Fund in domestic banks.

C. MODIFY THE POLICY REGARDING INVESTMENTS IN REAL ESTATE AND COMMODITIES

This proposal applies to all Funds.

     The 1940 Act requires that each Fund have fundamental policies governing its ability to invest in real estate and commodities. The Funds' current policies regarding real estate and commodity investments are set forth below.

     Bond Fund
     The Fund will not buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or interests in real estate which are not readily marketable, commodities or commodity contracts, except that it may invest in interest rate futures contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing).

     Cornerstone Fund, Enterprise Fund
     The Fund will not buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, real estate limited partnership interests, or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing).

     Horizon Fund, Money Market Fund, Spectrum Fund
     The Fund will not buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing).

     Index 500 Fund
     The Fund will not buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, real estate limited partnership interests, or interests in real estate which are not readily marketable, commodities or commodity contracts, except that it may invest in stock index futures contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing).

     International Balanced Fund
     The Fund will not buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, real estate limited partnership interests, or interests in real estate which are not readily marketable, commodities or commodity contracts, except the Fund may purchase and sell futures contracts on financial instruments and indices, and options on such futures contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing).

     Mortgage Securities Fund
     The Fund will not buy or sell (a) oil, gas or other mineral leases, rights or royalty contracts, (b) real estate, except that it may invest in mortgage-related securities and whole loans and purchase and sell securities of companies which deal in real estate or interests therein; or
     (c) commodities or commodity contracts, except that it may invest in interest rate futures contracts.

     Real Estate Securities Fund
     The Fund will not purchase or sell real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     The Fund will not purchase or sell physical commodities, or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities.

     Venture Fund
     The Fund will not buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, real estate limited partnership interests, or interests in real estate which are not readily marketable, commodities or commodity contracts, including futures contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing).

     IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT POLICY OR POLICIES REGARDING INVESTMENTS IN REAL ESTATE AND COMMODITIES WITH THE FOLLOWING TWO
POLICIES:

     THE FUND WILL NOT PURCHASE OR SELL REAL ESTATE UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS, BUT THIS SHALL NOT PREVENT THE FUND FROM INVESTING IN SECURITIES OR OTHER INSTRUMENTS BACKED BY REAL ESTATE OR INTERESTS THEREIN OR IN SECURITIES OF COMPANIES THAT DEAL IN REAL ESTATE OR MORTGAGES.

     THE FUND WILL NOT PURCHASE PHYSICAL COMMODITIES OR CONTRACTS RELATING TO PHYSICAL COMMODITIES.

Policy Regarding Investments in Real Estate

     Both the current and proposed policies prohibit direct investments in real estate. The proposed policy clarifies, however, that investments in securities backed by real estate or issued by companies that deal in real estate are not prohibited. In addition, investments in real estate limited partnerships, which are expressly prohibited under the current policies of Cornerstone Fund, Enterprise Fund, International Balanced Fund, Venture Fund and Index 500 Fund, would be permissible under the proposed policy. None of these Funds has any current intention, however, of investing in real estate limited partnerships. To the extent that a Fund buys securities and instruments of companies in the real estate business, the Fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.

     The current policies for each Fund other than Real Estate Securities Fund also prohibit investments in oil, gas or other mineral leases, rights or royalty contracts. These policies were adopted in response to state securities regulations which are no longer applicable. Therefore, the proposed policy does not contain a provision dealing with these types of investments. However, the Funds have no current intention of investing in oil, gas or other mineral leases, rights or contracts.

Policy Regarding Investments in Commodities

     The 1940 Act requires a mutual fund to state as a fundamental investment policy the extent to which it may engage in the purchase and sale of commodities. At the time the 1940 Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. In recent years, however, a variety of new financial contracts and instruments, such as interest rate, currency and stock index futures contracts, have been created which may be considered to be "commodities" for regulatory purposes. The current policies for Horizon Fund, Spectrum Fund, Money Market Fund and Cornerstone Fund prohibit investments in commodities or commodity contracts. These policies would arguably prohibit the Funds from investing in financial instruments, such as futures contracts, that might be deemed commodities. Venture Fund's current policy specifically prohibits investments in futures contracts. Policies for the other Funds permit them to invest in certain specified types of financial instruments that might be categorized as commodities. The purpose of the proposed change is to standardize the Funds' policies regarding investments in commodities, to clarify that the Funds are not permitted to invest in physical commodities or contracts relating to physical commodities, to provide Horizon Fund, Spectrum Fund, Money Market Fund, Cornerstone Fund and Venture Fund with the flexibility of investing in financial contracts and instruments that might be categorized as commodities, and to provide the other Funds that currently specify which types of financial instruments or contracts are permissible with greater flexibility.

     Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

     Futures may be used for hedging (i.e., to protect against adverse future price movements in portfolio securities, or in securities a fund intends to purchase). For example, a portfolio manager who thinks that the stock market might decline could sell stock index futures to safeguard a fund's portfolio. If the market declines as anticipated, the value of stocks in the portfolio would decrease, but the value of the futures contracts would increase. Futures contracts may also be used to speculate on the market. For example, a portfolio manager might buy stock index futures on the expectation that the value of the particular index will rise, even though the stocks comprising the index are unrelated to stocks held in the portfolio or that the portfolio manager intends to purchase. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract. In order to avoid the need to register with the Commodity Futures Trading Commission ("CFTC") as a "commodity pool operator," each Fund will use futures contracts and options on futures contracts only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio.

     The use of futures contracts, options on futures contracts and similar instruments would expose a Fund to additional investment risks and transaction costs. Risks include: the risk that interest rates, securities prices or currency markets will not move in the direction that the investment adviser anticipates; an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument; and the risk that the counterparty to an instrument will fail to perform its obligations.

D. MODIFY THE POLICY REGARDING LENDING

This proposal applies to all Funds.

     The 1940 Act requires each Fund to have a fundamental policy regarding lending. The Funds' current policies regarding lending are set forth below.

     Bond Fund
     The Fund will not make loans, except by purchase of qualified debt obligations referred to in the Prospectus and under "Investment Objectives and Policies" [in the Statement of Additional Information], and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all time by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets.

     Cornerstone Fund, Enterprise Fund, Horizon Fund, International Balanced
     Fund
     The Fund will not make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all time by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets.

     Index 500 Fund, Venture Fund
     The Fund will not make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets.

     Money Market Fund
     The Fund will not make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions.

     Mortgage Securities Fund
     The Fund will not lend its portfolio securities.

     The Fund will not make loans, except by purchase of qualified debt obligations referred to in the Prospectus and in "Investment Objectives and Policies" [in the Statement of Additional Information].

     Real Estate Securities Fund
     The Fund will not make loans to other persons, except that it may lend portfolio securities representing up to one-third of the value of its total assets. (The Fund, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies.)

     Spectrum Fund
     The Fund will not make loans, except by purchase of qualified debt obligations referred to in the Prospectus, and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund's investment adviser to have sufficient financial responsibility, if such loans are secured at all time by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets.

     IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT POLICY REGARDING LENDING WITH THE FOLLOWING POLICY:

     THE FUND MAY NOT MAKE LOANS EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED FROM TIME TO TIME BY ANY REGULATORY AUTHORITY HAVING JURISDICTION.

     As noted above, each Fund's current lending policy prohibits making loans to others, but contains exceptions to this prohibition. For example, each Fund other than Money Market Fund and Mortgage Securities Fund is permitted to lend its portfolio securities. The Funds' policies also contain exceptions to the prohibition on lending to the extent that certain transactions, such as the entry into repurchase agreements or the purchase of debt securities, might be deemed loans. Unlike the current policies, the proposed policy does not specify the particular types of lending in which each Fund is permitted to engage. Instead, the proposed policy permits each Fund to lend in a manner and to the extent permitted by applicable law. The proposed change would, therefore, permit each Fund, subject to Board approval, to lend its securities to the full extent permitted by the 1940 Act. Currently, the maximum amount that any Fund could lend under the 1940 Act would be portfolio securities equal to one-third of the value of the Fund's total assets (including securities lent), compared to the 20% of total assets permitted under the current policies of most Funds.

     In addition, under the proposed new fundamental policy, the Fund could rely on regulatory interpretations issued from time to time concerning what types of transactions are not deemed to involve "lending" for 1940 Act purposes, and could engage in such other types of "lending" as may be permitted under the 1940 Act and applicable interpretations from time to time. The proposed policy, unlike the current policies, thus would permit the Funds to take advantage of new regulatory interpretations as they are issued, without seeking shareholder approval.

     The proposed new policy also would permit the Funds, subject to the receipt of any necessary regulatory approval and Board authorization, to enter into other lending arrangements, including lending agreements under which the Funds could for temporary purposes lend money directly to and borrow money directly from each other (and other funds advised by Advantus Capital) through a credit facility. Although the Funds have no current intention of entering into these types of lending arrangements, the Board believes that it would be in shareholders' best interests for the Funds to have the maximum flexibility regarding the use of lending. Should the Board determine in the future that such transactions are warranted, inter-fund lending arrangements could possibly reduce the Funds' borrowing costs and enhance their ability to earn higher rates of interest on available cash.

E. ELIMINATE THE POLICY RESTRICTING THE PLEDGING OF ASSETS

This proposal applies to each Fund other than Real Estate Securities Fund.

     Each Fund other than Real Estate Securities Fund has a fundamental investment policy restricting its ability to pledge, mortgage or hypothecate its assets. It is proposed that these policies, which are set forth below, be eliminated.

     Bond Fund, Mortgage Securities Fund, Spectrum Fund
     The Fund will not mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund, except that this limitation shall not apply to deposits made in connection with the entering into and holding of interest rate futures contracts.

     Cornerstone Fund, Enterprise Fund, Horizon Fund, Index 500 Fund, International Balanced Fund, Money Market Fund, Venture Fund
     The Fund will not mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund.

     Mutual funds are not required to adopt fundamental policies regarding the pledging of assets. However, the Funds other than Real Estate Securities Fund adopted these fundamental investment policies as counterparts to their fundamental policies limiting borrowing to 5% of net assets. As discussed above in the proposal regarding borrowing, the Board believes that it is in each Fund's best interest to have the ability to borrow to the maximum extent permitted by the 1940 Act. Similarly, the Board believes that it is in each Fund's best interest to be able to pledge assets to the extent necessary to secure such borrowing. The Board further believes that limitations on a Fund's ability to pledge its assets are unnecessary since, even if the Fund is not restricted in its ability to pledge assets, it is limited in its ability to borrow by the 1940 Act. Therefore, the Board is recommending that the above policy be eliminated.

     Pledging assets does entail certain risks. To the extent that a Fund pledges its assets, the Fund may have less flexibility in liquidating its assets. If a large portion of the Fund's assets are involved, the Fund's ability to meet redemption requests or other obligations could be delayed. The Board intends to adopt a nonfundamental policy providing that each Fund may mortgage, pledge or hypothecate its assets only to secure permitted borrowings. Collateral arrangements with respect to futures contracts, options transactions and certain options transactions will not be considered pledges by the Funds and will not be restricted. This policy could be amended or eliminated in the future without shareholder approval.

F. ELIMINATE THE POLICIES RESTRICTING MARGIN PURCHASES AND SHORT SALES

This proposal applies to each Fund.

     The Funds have policies, separate and apart from their borrowing policies, prohibiting them from purchasing securities on margin. The same policies also prohibit, for some of the Funds, short sales other than "against the box." It is proposed that these policies, which are set forth below, be eliminated.

     Bond Fund, Cornerstone Fund, Enterprise Fund, Horizon Fund, International Balanced Fund, Mortgage Securities Fund, Venture Fund
     The Fund will not purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold.

     Index 500 Fund
     The Fund will not purchase securities on margin, although it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities (for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be a purchase of securities on margin); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold.

     Money Market Fund
     The Fund will not purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and only to the extent that the Fund's short positions will not at the time of any short sale aggregate in total sale prices more than 10% of its total assets.

     Real Estate Securities Fund
     The Fund will not purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

     Spectrum Fund
     The Fund will not purchase any security on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

     The Fund will not make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold.

     The Funds generally adopted these policies in order to comply with state securities laws that no longer apply. The Board believes that the portion of each Fund's policy prohibiting the purchase of securities on margin is not necessary since a Fund's ability to engage in margin transactions is limited by the 1940 Act. Margin transactions involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. A Fund's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, will generally be limited by the current position taken by the staff of the Commission that margin transactions with respect to securities are prohibited under the 1940 Act because they create senior securities. A Fund's ability to engage in margin transactions is also limited by the restrictions on borrowing imposed by the 1940 Act.

     The Board believes that the portion of the policies prohibiting short sales of securities is not necessary because each Fund will be limited in its ability to sell securities short by the restrictions on the issuance of senior securities imposed by the 1940 Act. A short sale is made by selling a security a Fund does not own. A short sale is "against the box" if the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Commission staff has taken the position that a short sale, other than a short sale against the box, involves the creation of a senior security, and violates the 1940 Act prohibition on the issuance of senior securities unless the fund sets aside cash or liquid securities in an amount equal to the current value of the securities sold short.

     Should shareholders vote to eliminate the current fundamental policies, the Board intends to adopt nonfundamental policies providing that (a) the Funds may not make short sales of securities, other than short sales "against the box," and (b) the Funds may not purchase securities on margin, but they may obtain such short-term credits as may be necessary for the clearance of securities transactions and they may make margin deposits in connection with futures contracts. These policies could be amended or eliminated in the future without shareholder approval.

G. ELIMINATE THE POLICY PROHIBITING TRANSACTIONS WITH AFFILIATES

This proposal applies to Horizon Fund, Index 500 Fund and Venture Fund.

     Each of the foregoing Funds has a fundamental policy providing that the Fund will not purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser. It is proposed that these policies be eliminated. These transactions are prohibited by the 1940 Act and therefore the policy is not necessary.

H. ELIMINATE THE POLICY PROHIBITING PARTICIPATION IN A JOINT TRADING ACCOUNT

This proposal applies to Bond Fund, Horizon Fund, Index 500 Fund, Money Market Fund, Real Estate Securities Fund, Spectrum Fund and Venture Fund

Each of the foregoing Funds has a fundamental policy providing that it may not participate in a joint trading account. It is proposed that these policies, which are set forth below, be eliminated.

     Bond Fund
     The Fund will not participate on a joint or joint and several basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of the Fund's portfolio securities with other accounts advised by the Fund's investment adviser to reduce brokerage commissions or otherwise to achieve best overall execution).

     Horizon Fund, Index 500 Fund, Money Market Fund, Real Estate Securities Fund, Spectrum Fund, Venture Fund
     The Fund will not participate on a joint or joint and several basis in any trading account in securities.

     Management believes that the Funds' policies regarding joint trading accounts are unnecessary, since participation by a mutual fund in a joint trading account is governed by the 1940 Act. Section 12(a)(2) of the 1940 Act provides that it is unlawful for a fund to participate in a joint trading account in securities "in contravention of such rules and regulations or orders as the Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors." The Funds would currently have to apply for an exemptive order from the Commission in order to participate in a joint securities trading account, and they have no current intention of doing so.

I. ELIMINATE THE POLICY LIMITING INVESTMENTS IN RESTRICTED SECURITIES AND OTHER ILLIQUID ASSETS

This proposal applies to Bond Fund, Horizon Fund, Mortgage Securities Fund and Spectrum Fund.

     Each of the foregoing Funds has a fundamental policy restricting its investments in restricted securities and other illiquid assets. It is proposed that these policies, which are set forth below, be eliminated.

     Bond Fund
     The Fund will not invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets (which include repurchase agreements with a maturity of over seven days and OTC options for which there is no secondary market).

     Horizon Fund
     The Fund will not invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets (which include repurchase agreements with a maturity of over seven days).

     Mortgage Securities Fund
     The Fund will not invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets (which include put and call options).

     Spectrum Fund
     The Fund will not invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets.

     The Funds' policies regarding investments in securities "restricted as to disposition under federal securities laws or otherwise" ("restricted securities") were designed to assure that each Fund's portfolio would consist primarily of securities that are readily marketable, and that the Funds would therefore be able to make timely payment for redeemed shares. However, the current policies are more restrictive than the Commission'scurrent policy, which permits mutual funds to invest up to 15% of their net assets in illiquid securities (10% for money market funds). The Commission determined that these standards should satisfactorily assure that mutual funds will be able to make timely payment for redeemed shares. In addition, some restricted securities are no longer necessarily illiquid, and may in fact be readily marketable. Rule 144A under the Securities Act of 1933 provides an exemption from the registration requirements of the Securities Act for resales of restricted securities to "qualified institutional buyers," as defined in the Rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Therefore, the Board of Directors has determined that there should be no limitation imposed upon the total value of restricted securities purchased by the Funds. Rather, each Fund should be limited only with respect to the percentage of its net assets invested in securities deemed to be illiquid, regardless of whether such securities are restricted.

     The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when Advantus Capital deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous. If the proposal is approved by shareholders, the Funds will be able to invest to an unlimited extent in Rule 144A securities which are determined to be liquid under guidelines adopted by the Funds' Board of Directors. However, investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

     If shareholders approve elimination of the fundamental policy regarding investments in restricted and other illiquid securities, each affected Fund will adopt a non-fundamental policy providing that it may invest up to 15% of its net assets in illiquid securities. This policy could be amended or eliminated in the future without shareholder approval. However, the Board of Directors would not be able to increase the percentage of a Fund's assets that could be invested in illiquid securities absent a change in the Commission's position regarding these investments.

J. ELIMINATE POLICIES PROHIBITING OR LIMITING OPTIONS TRANSACTIONS

This proposal applies to Horizon Fund, Index 500 Fund, Money Market Fund, Spectrum Fund and Venture Fund.

     Each of the foregoing Funds has a fundamental policy prohibiting or limiting options transactions. It is proposed that these policies, which are set forth below, be eliminated.

     Horizon Fund
     The Fund will not write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio, in an aggregate amount not greater than 15% of its net assets; or purchase options, except call options in order to close out a position.

     Index 500 Fund
     The Fund will not write put or call options.

     Money Market Fund
     The Fund will not write or purchase put or call options, or combinations thereof.

     Spectrum Fund
     The Fund will not write call or purchase put options, except covered options which are traded on national securities exchanges with respect to securities in its portfolio, in an amount not greater than 15% of its net assets, or purchase a call option or write a put option, except to close out a position.

     Venture Fund
     The Fund will not write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio, in an aggregate amount not greater than 15% of its net assets.

     The Board believes that it would be in shareholders' best interests for the Funds to have the maximum flexibility regarding the use of put and call options going forward. Each Fund intends to limit the total market value of securities against which it may write call or put options to 20% of its total assets. In addition, no Fund intends to commit more than 5% of its total assets to premiums when purchasing put or call options. However, these policies may be changed at any time without shareholder approval.

     A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. Thus, if a Fund writes a call option on a security, it becomes obligated during the term of the option to deliver the security underlying the option upon payment of the exercise price. If a Fund writes a put option, it becomes obligated during the term of the option to purchase the security underlying the option at the exercise price if the option is exercised.

     Funds may use put and call options for a variety of purposes. For example, if a portfolio manager wishes to hedge a security a fund owns against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased. Finally, a portfolio manager may write options on securities owned in order to realize additional income. Funds receive premiums from writing call or put options, which they retain whether or not the options are exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. If a Fund purchases a put or call option, any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the option.

     When a fund enters into options transactions, its risk is limited to a certain extent by the provisions of the 1940 Act that prohibit mutual funds from issuing senior securities. Certain options transactions could be deemed to result in a prohibited issuance of senior securities, since they may obligate a fund to pay money to a third party at some time in the future. However, the Commission staff has taken the position that a fund may engage in these options transactions if it takes certain steps designed to limit risk to the fund. These steps typically involve either "covering" the transaction with an offsetting transaction or segregating cash or liquid securities in an amount sufficient to cover the fund's exposure under the option transaction. Although these steps will not protect a fund from loss on these transactions, they assure that the fund will have the securities or liquid assets required to meet its obligations thereunder, and they prevent the fund from effectively "leveraging" its portfolio.

     Given these staff positions, the Board of Directors believes that it is appropriate to eliminate the fundamental investment restrictions discussed above. In addition, the elimination of these restrictions will provide the Board with the flexibility to determine, without shareholder vote, the extent to which the Funds may enter into options transactions in the future.

K. ELIMINATE DIVERSIFICATION POLICIES

This proposal applies to Bond Fund, Horizon Fund, Money Market Fund, Mortgage Securities Fund and Spectrum Fund.

     Each of the foregoing Funds has one or more policies related to diversification. It is proposed that these policies, which are set forth below, be eliminated.

     Bond Fund, Horizon Fund, Spectrum Fund
     The Fund will not purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation.

     The Fund will not acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer.

     Money Market Fund
     The Fund will not purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer.

     The Fund will not acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer.

     Mortgage Securities Fund
     The Fund will not purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation.

     Management believes that it is appropriate to eliminate each of these investment policies. Each of the foregoing Funds has elected, as a fundamental policy that may not be changed without shareholder vote, to operate as a "diversified" investment company as defined under the 1940 Act. This fundamental policy will not change if you vote to eliminate the policies listed above.
Section 5(b)(1) of the 1940 Act currently defines a diversified investment company as one that meets the following requirements:

     At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 per centum of the value of the total assets of such management company and to not more than 10 per centum of the outstanding voting securities of such issuer.

This definition is nearly identical to the diversification policies currently in place for Horizon Fund, Spectrum Fund, Bond Fund and Mortgage Securities Fund, and management therefore feels that these diversification policies are redundant and unnecessary. The policy currently in place for Money Market Fund is more restrictive than is required for the Fund to operate as a diversified Fund, since it applies to 100% of the Fund's assets. Management believes that the policy is unnecessarily restrictive and should be eliminated.

L. ELIMINATE POLICIES REGARDING INVESTMENTS IN ISSUERS THAT HAVE BEEN IN OPERATION FOR LESS THAN THREE YEARS

This proposal applies to Bond Fund, Horizon Fund, Money Market Fund, Mortgage Securities Fund and Spectrum Fund.

     Each of the foregoing Funds has a fundamental policy limiting investments in issuers that have been in operation for less than three years. It is proposed that these policies, which are set forth below, be eliminated.

     Bond Fund, Horizon Fund, Mortgage Securities Fund, Spectrum Fund
     The Fund will not invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable.

     Money Market Fund
     The Fund will not invest more than 5% of its total assets in securities of businesses (including predecessors) less than three years old.

     In the past, the securities laws of some states imposed limitations on a fund's ability to invest in issuers which had been in business for less than three years. These laws are no longer in effect, and the Board has therefore recommended eliminating the above fundamental restrictions. In addition, the above restriction for Bond Fund, Horizon Fund, Mortgage Securities Fund and Spectrum Fund also limits investments in equity securities which are not readily marketable. These investments will be governed by the Funds' nonfundamental investment restriction governing investments in illiquid securities, discussed above.

     Companies which have been in operation for less than three years could have relatively small equity market capitalizations (e.g., under $1 billion). Although these companies may provide greater opportunities for increased investment return, they also involve greater risk. These companies often have limited product lines, markets or financial resources. The securities of these companies may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.

M. ELIMINATE THE POLICY ADDRESSING POTENTIAL CONFLICTS OF INTEREST

This proposal applies to Bond Fund, Horizon Fund, Money Market Fund, Mortgage Securities Fund and Spectrum Fund.

     Each of the foregoing Funds is subject to the following fundamental policy addressing potential conflicts of interest:

     The Fund will not purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more the 1/2 of 1% of the shares or securities of that company, together own more than 5%.

     It is proposed that this policy be eliminated. The policy originated with now obsolete state securities laws which were designed to prevent conflicts of interest in the management of mutual funds. Management believes that the Funds' Code of Ethics is the best way to accomplish this objective. The Code of Ethics, which has been adopted in accordance with Commission rules, restricts the private investment activities of Fund Directors, officers, key advisory personnel and certain other employees of Advantus Capital. The current policy takes the opposite approach by potentially restricting Fund investments. Management believes that the Funds' Code of Ethics is a more appropriate way to address potential conflicts of interest.

N. ELIMINATE THE POLICY PROHIBITING INVESTING IN COMPANIES FOR CONTROL

This proposal applies to Bond Fund, Horizon Fund, Money Market Fund, Mortgage Securities Fund and Spectrum Fund.

     Each of the foregoing Funds is subject to a fundamental policy providing that "the Fund will not make investments for the purpose of exercising control or management." It is proposed that this policy be eliminated. The policy was adopted to comply with state securities laws that no longer apply to the Fund, and management believes that the policy is not necessary. None of the Funds invests in companies for the purpose of exercising control over, or managing, those companies. Elimination of the policy will not change the way any of the Funds currently subject to the policy is managed.

O. ELIMINATE THE POLICY RESTRICTING INVESTMENTS IN OTHER INVESTMENT COMPANIES

This proposal applies to Bond Fund, Horizon Fund, Money Market Fund, Mortgage Securities Fund and Spectrum Fund.

     Each of the foregoing Funds is subject to a fundamental policy providing that "the Fund will not invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets." It is proposed that this policy be eliminated.

     The Funds are not required to have fundamental policies regarding their investments in other investment companies, which are governed by the 1940 Act. The 1940 Act provides that a fund may not invest in the securities of another investment company if, after the purchase, the acquiring fund owns (i) more than 3% of the voting stock of the acquired company, (ii) securities of the acquired company with a value in excess of 5% of the total value of the acquiring fund, or (iii) securities issued by the acquired company and all other investment companies having an aggregate value in excess of 10% of the total assets of the acquiring fund. The Board of Directors believes that the restrictions imposed by the 1940 Act on investments in other companies are sufficient for the protection of Fund shareholders. In addition, deletion of the above fundamental policy will eliminate the need for a shareholder vote should the 1940 Act provisions governing investment companies ever change, or should any Fund decide to seek exemptive relief from those provisions. The Board also believes that Spectrum Fund and Horizon Fund, which invest principally in equity securities, will find the ability to invest up to 10% of total assets in the securities of other investment companies particularly beneficial. This change will provide Spectrum Fund and Horizon Fund with an increased ability to invest in securities such as S&P 500 Depositary Receipts ("SPDRs") or other types of depositary receipts which track stock indexes. These securities are shares of ownership of long-term unit investment trusts (a type of investment company) that hold all of the stock included in the relevant underlying index.

VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE PROPOSED CHANGES TO THAT FUND'S INVESTMENT POLICIES. The changes must be approved by a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the proposed investment policy changes.

                                 PROPOSAL THREE
                           TO APPROVE A CHANGE IN THE
                      INVESTMENT OBJECTIVE OF HORIZON FUND

This proposal applies to Horizon Fund

     The current investment objective of Horizon Fund is long-term growth of capital combined with a moderate level of current income. The fund invests primarily in various types of equity securities of mid and large capitalization companies (i.e., companies with a market capitalization of at least $1 billion). Advantus Capital has advised the Board that it is becoming increasingly difficult for the portfolio manager to find securities that pay dividends. Companies are becoming more likely to reinvest all of their income into the business and less likely to distribute their income to shareholders. Lower dividend yields on the Fund's portfolio of securities has reduced the Fund's dividend income to a point where income is less than Fund expenses. As a consequence, the Fund has not paid income dividends to shareholders in several years.

Advantus Capital therefore recommended to the Board that the Fund's objective be changed to eliminate income as an objective. If shareholders approve, Horizon Fund's objective will be "long-term growth of capital." While the Fund may still purchase securities that pay dividends, it will no longer have income as an objective in making investment decisions.

VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF HORIZON FUND VOTE TO APPROVE THE PROPOSED CHANGE IN THE FUND'S INVESTMENT OBJECTIVE. The change must be approved by a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the proposed investment objective change.

                                 PROPOSAL FOUR
                         TO APPROVE AMENDED INVESTMENT
                   ADVISORY AND MANAGEMENT AGREEMENTS BETWEEN
                EACH FUND AND ADVANTUS CAPITAL MANAGEMENT, INC.

This proposal applies to all Funds

PROPOSED AMENDMENTS TO INVESTMENT ADVISORY AGREEMENTS

     Advantus Capital serves as the investment advisor to each Fund under separate investment advisory agreements (the "Current Agreements"). The Board of Directors of the Funds is recommending that shareholders approve an amended advisory investment agreement for each Fund (the "Amended Agreements"). A form of Amended Agreement is attached to this proxy statement as Appendix A. Except for the modifications discussed below, each Fund's Amended Agreement is substantially identical to its Current Agreement. (For a detailed discussion of the Current Agreements, refer to the section below entitled "-- Information Concerning the Current Agreements.") If approved by shareholders, the Amended Agreements will go into on effect May 1, 2000. The Amended Agreements include the following modifications of the Current Agreements:

     A Decrease in Advisory Fees and the Addition of, or a Change in, Breakpoints for Bond Fund, Cornerstone Fund, Enterprise Fund, Horizon Fund, International Balanced Fund, Mortgage Securities Fund, Spectrum Fund and Venture Fund. For Bond Fund, Cornerstone Fund, Enterprise Fund, Horizon Fund, International Balanced Fund, Mortgage Securities Fund, Spectrum Fund and Venture Fund, the Amended Agreements will incorporate a decrease in the advisory fee payable by the Fund to Advantus Capital. In addition, for each of these Funds, "breakpoints" will be included in Fund's advisory fee schedule. This means that a Fund's advisory fee as a percentage of its net assets will decrease as the Fund becomes larger. None of the Funds other than International Balanced Fund currently has breakpoints in its advisory fee schedule. For International Balanced Fund, breakpoints in the Amended Agreement are higher than in the Current Agreement, in order to bring International Balanced Fund's breakpoints into line with those of the other Funds.

     For each Fund other than International Balanced Fund, the advisory fee will decrease by 0.10% of the Fund's net assets. For International Balanced Fund, the current advisory fee is 0.95% of the first $25 million of assets, decreasing to as low as 0.65% of assets in excess of $100 million. The proposed fee is 0.70% of the first $250 million of net assets, decreasing to as low as 0.55% of assets in excess of $1 billion. A detailed comparison of the current and proposed advisory fee schedules for each Fund is set forth below under the caption
"-- Current and Proposed Advisory Fee Schedules."

     The Addition of Breakpoints for Index 500 Fund, Money Market Fund and Real Estate Securities Fund. The base investment advisory fee will remain unchanged for Index 500 Fund, Money Market Fund and Real Estate Securities Fund. However, breakpoints will be added to the advisory fee schedule for each of these Funds. Although none of these Funds is currently large enough to be impacted by the proposed breakpoints, as each Fund becomes larger and reaches its first breakpoint, its advisory fee will decrease as a percentage of its net assets. Proposed breakpoints appear below under the caption "-- Current and Proposed Advisory Fee Schedules."

     For Bond Fund, Cornerstone Fund, Enterprise Fund, Horizon Fund, International Balanced Fund, Mortgage Securities Fund, Spectrum Fund and Venture Fund, Deletion of the Requirement That Advantus Capital Pay the Cost of Transfer Agent Services. The Current Agreements of Bond Fund, Cornerstone Fund, Enterprise Fund, Horizon Fund, International Balanced Fund, Mortgage Securities Fund, Spectrum Fund and Venture Fund provide that Advantus Capital is responsible for bearing the cost of transfer agent, dividend disbursing agent and redemption agent services. Under the Amended Agreements the Funds will be responsible for these costs. AS A RESULT OF THIS MODIFICATION, DESPITE THE LOWERING OF ADVISORY FEES AND THE ADDITION OF BREAKPOINTS, OVERALL FUND EXPENSES FOR BOND FUND, CORNERSTONE FUND, ENTERPRISE FUND, HORIZON FUND, INTERNATIONAL BALANCED FUND, MORTGAGE SECURITIES FUND, SPECTRUM FUND AND VENTURE FUND WILL INCREASE ON A PRO FORMA BASIS. EXPENSE TABLES SHOWING THE FUNDS' CURRENT EXPENSES, AND THEIR PRO FORMA EXPENSES ASSUMING APPROVAL OF THE AMENDED AGREEMENTS, ARE SET FORTH IN APPENDIX B TO THIS PROXY STATEMENT. However, the Amended Agreements for Bond Fund, Cornerstone Fund, Enterprise Fund, Horizon Fund, International Balanced Fund, Mortgage Securities Fund, Spectrum Fund and Venture Fund include an agreement by Advantus Capital to reimburse each Fund, through its 2001 fiscal year end, to the extent that total Fund operating expenses exceed current expense levels. The expense caps that will be in place for the Class A, Class B and Class C shares of each Fund are as follows: Bond Fund -- 1.15%, 1.90%, 1.90%; Cornerstone Fund -- 1.24%, 1.99%, 1.99%; Enterprise
Fund -- 1.38%, 2.23%, 2.23%; Horizon Fund -- 1.35%, 2.10%, 2.10%; International
Balanced Fund -- 1.62%, 2.42%, 2.42%; Mortgage Securities Fund -- 0.95%, 1.70%, 1.70%; Spectrum Fund -- 1.12%, 1.87%, 1.87%; and Venture Fund -- 1.40%, 2.25%,
2.25%.

     For Each Fund Other Than International Balanced Fund, the Addition of a Provision Allowing Advantus Capital to Engage a Sub-Advisor. The Current Agreements for the Funds other than International Balanced Fund do not contain a provision explicitly allowing Advantus Capital to retain a sub-advisor. As discussed below under Proposal Five, the Board of Directors is recommending that shareholders approve sub-advisory agreements for Enterprise Fund and Venture Fund. Therefore, a provision has been added to the Amended Agreements that will allow Advantus Capital to retain one or more sub-advisors. This provision has been added to all Amended Agreements, not just those for Enterprise Fund and Venture Fund. This will allow Advantus Capital to retain a sub-advisor for a Fund in the future without submitting an amendment to that Fund's investment advisory agreement to shareholders for their approval. (The 1940 Act, as currently interpreted, would require shareholder approval of the sub-advisory agreement.) Each Amended Agreement authorizes Advantus Capital, at its option and expense, to retain one or more sub-advisors for the respective Fund and to enter into such service agreements as Advantus Capital deems appropriate in connection with the performance of its duties and obligations under the Agreement.

     For Each Fund, the Modification of Amendment Provisions. The Amended Agreements will allow Advantus Capital and the Funds to amend their respective agreements subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Commission. In contrast, the current agreements explicitly require the vote of a majority of the outstanding voting securities of the Fund to authorize all material amendments. Generally, the proposed modification to the Current Agreements' amendment provisions will allow Advantus Capital and a Fund to amend the respective agreement without shareholder vote if the 1940 Act permits them to do so. For example, under current interpretations of Section 15 of the 1940 Act, Advantus Capital and the Funds would have the ability to amend the Amended Agreements to immediately reflect a management fee decrease (but not an increase) without the delay of having first to conduct a proxy solicitation. In short, the proposed modification gives Advantus Capital and the Funds added flexibility to amend the Amended Agreements subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreements would require the approval of the respective Fund's Board of Directors.

CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

     The following table sets forth the current and proposed advisory fee schedules for each Fund, and the net assets of each Fund at December 31, 1999. In the table, advisory fees are expressed as a percentage of the Fund's average daily net assets. Where Advantus Capital has retained or intends to retain a sub-advisor for a Fund (see Proposal Five, below), the sub-advisory fees paid by Advantus Capital out of its advisory fee also are indicated.

FUND
----
Bond...........................  Current advisory fee:    0.70%
                                 Proposed advisory fee:   0.60% of assets to $250 million; 0.55% of
                                                          assets exceeding $250 million to $500
                                                          million; 0.50% of assets exceeding $500
                                                          million to $1 billion; 0.45% of assets
                                                          exceeding $1 billion
                                 Net assets at 12/31/99:  $26,101,262
Cornerstone....................  Current advisory fee:    0.80%
                                 Proposed advisory fee:   0.70% of assets to $500 million; 0.65% of
                                                          assets exceeding $500 million to $1
                                                          billion; 0.60% of assets exceeding $1
                                                          billion to $2 billion; 0.55% of assets
                                                          exceeding $2 billion
                                 Net assets at 12/31/99:  $113,280,427
Enterprise.....................  Current advisory fee:    0.80%
                                 Proposed advisory fee:   0.70% of assets to $1 billion; 0.68% of
                                                          assets exceeding $1 billion to $2 billion;
                                                          0.66% of assets exceeding $2 billion
                                 Net assets at 12/31/99:  $67,480,045
                                 Sub-advisory fee:        Under the sub-advisory agreement described
                                                          in Proposal Five, a new sub-advisor will
                                                          receive fees from Advantus Capital ranging
                                                          from 0.65% to 0.45%, depending on total
                                                          assets of all funds and other accounts
                                                          advised by the sub-advisor for Advantus
                                                          Capital
Horizon........................  Current advisory fee:    0.80%
                                 Proposed advisory fee:   0.70% of assets to $1 billion; 0.65% of
                                                          assets exceeding $1 billion to $2 billion;
                                                          0.60% of assets exceeding $2 billion
                                 Net assets at 12/31/99:  $97,679,395
Index 500......................  Current advisory fee:    0.34%
                                 Proposed advisory fee:   0.34% of assets to $500 million; 0.30% of
                                                          assets exceeding $500 million to $1
                                                          billion; 0.25% of assets exceeding $1
                                                          billion to $2 billion; 0.20% of assets
                                                          exceeding $2 billion
                                 Net assets at 12/31/99:  $61,351,031

FUND
----
International Balanced.........  Current advisory fee:    0.95% of assets to $25 million; 0.80% of
                                                          assets exceeding $25 million to $50
                                                          million; 0.75% of assets exceeding $50
                                                          million to $100 million; 0.65% of assets
                                                          exceeding $100 million
                                 Proposed advisory fee:   0.70% of assets to $250 million; 0.65% of
                                                          assets exceeding $250 million to $500
                                                          million; 0.60% of assets exceeding $500
                                                          million to $1 billion; 0.55% of assets
                                                          exceeding $1 billion
                                 Net assets at 12/31/99:  $60,346,282
                                 Sub-advisory fee:        0.70% of assets to $25 million; 0.55% of
                                                          assets exceeding $25 million to $50
                                                          million; 0.50% of assets exceeding $50 to
                                                          $100 million; 0.40% of assets exceeding
                                                          $100 million; provided that beginning May
                                                          1, 2000, breakpoints will be based upon the
                                                          total assets of all funds and other
                                                          accounts advised by the sub-advisor for
                                                          Advantus Capital if and when (a) the
                                                          sub-advisor provides other sub-advisory
                                                          services to Advantus Capital for small
                                                          company domestic equity accounts with
                                                          assets exceeding $100 million and (b)
                                                          Minnesota Life Insurance Company offers
                                                          certain funds advised by the sub-advisor as
                                                          investment options under its variable
                                                          insurance products. If these conditions are
                                                          met, the asset classes managed by the
                                                          sub-advisor that have the highest fee
                                                          schedules will be counted first as assets
                                                          of International Balanced Fund in order to
                                                          determine the appropriate starting
                                                          breakpoint
Money Market...................  Current advisory fee:    0.50%
                                 Proposed advisory fee:   0.50% of assets to $500 million; 0.45% of
                                                          assets exceeding $500 million to $1
                                                          billion; 0.425% of assets exceeding $1
                                                          billion to $2 billion; 0.40% of assets
                                                          exceeding $2 billion
                                 Net assets at 12/31/99:  $39,943,860
Mortgage Securities............  Current advisory fee:    0.575%
                                 Proposed advisory fee:   0.475% of assets to $1 billion; 0.46% of
                                                          assets exceeding $1 billion to $2 billion;
                                                          0.45% of assets exceeding $2 billion
                                 Net assets at 12/31/99:  $50,299,132
Real Estate Securities.........  Current advisory fee:    0.75%
                                 Proposed advisory fee:   0.75% of assets to $1 billion; 0.725% of
                                                          assets exceeding $1 billion to $2 billion;
                                                          0.70% of assets exceeding $2 billion
                                 Net assets at 12/31/99:  $8,771,107
Spectrum.......................  Current advisory fee:    0.60%
                                 Proposed advisory fee:   0.50% of assets to $1 billion; 0.48% of
                                                          assets exceeding $1 billion to $2 billion;
                                                          0.46% of assets exceeding $2 billion
                                 Net assets at 12/31/99:  $113,907,711

FUND
----
Venture........................  Current advisory fee:    0.80%
                                 Proposed advisory fee:   0.70% of assets to $1 billion; 0.68% of
                                                          assets exceeding $1 billion to $2 billion;
                                                          0.66% of assets exceeding $2 billion
                                 Net assets at 12/31/99:  $32,783,775
                                 Sub-advisory fee:        Under the sub-advisory agreement described
                                                          in Proposal Five, a new sub-advisor will
                                                          receive fees from Advantus Capital ranging
                                                          from 0.65% to 0.50%, depending on total
                                                          "small company value" assets of all funds
                                                          and other accounts advised by the
                                                          sub-advisor for Advantus Capital

REASONS FOR BOARD OF DIRECTORS' RECOMMENDATION

     Advantus Capital recommended the changes to the Current Agreements discussed above to help ensure that Advantus Capital receives fees for its services that will allow it to:

     - attract and retain high quality investment management and research personnel;

     - provide shareholders of certain Funds with access to experienced, high quality sub-advisors; and

     - continue to provide technology and other systems necessary to keep the Funds operating effectively.

A detailed comparison of the current and proposed advisory fee schedules is set forth above under the caption "-- Current and Proposed Advisory Fee Schedules."

     In determining whether to approve the Amended Agreements, the Board of Directors considered the following material factors:

     - The Board noted that in the case of Index 500 Fund, Money Market Fund and Real Estate Securities Fund, the adoption of the Amended Agreements would result in no change to the Funds' total expense ratios, since those Funds are responsible for paying the costs of transfer agent, dividend disbursing agent and redemption agent services under their Current Agreements and none of the Funds has reached a size where it would benefit from the proposed new breakpoints. However, shareholders could benefit from the proposed breakpoints as the Funds grow, while not experiencing any financial detriment.

     - The Board recognized that in the case of the other Funds, the net effect of the proposed revisions to the Funds' advisory fee schedules and the deletion of the requirement that Advantus Capital bear the costs of transfer agent, dividend disbursing agent and redemption agent services would be to increase each Fund's total expense ratio. The Board also recognized, however, that in the case of each such Fund, Advantus Capital has guaranteed to maintain total expenses at their current levels through at least fiscal 2001. In addition, the Board also determined that it would not be in shareholders' interests to decrease advisory fees by an amount equivalent to the costs of transfer agent, dividend disbursing agent and redemption agent services (thus resulting in no change to total expense ratios), for the following reasons:

      - The Board recognized that, with the exception of a decrease in advisory fees for Spectrum Fund, the Funds' advisory fee schedules have not been modified since the Funds' respective dates of inception, which date as far back as 1985. Advantus Capital represented that since these respective dates of inception, competition among mutual funds for qualified portfolio managers, analysts, and sub-advisors has intensified. Advantus Capital also presented information indicating that this increased competition has increased the expense associated with attracting and retaining qualified portfolio managers, securities analysts, and sub-advisors. Advantus Capital represented that the proposed new advisory fee schedule has been designed to enable it to meet this competition. The Board believed that it would be in shareholders' interests for Advantus Capital to continue to have the ability to attract and retain qualified portfolio managers, analysts, and sub-advisors.

      - The Board reviewed information concerning the advisory fees paid by comparable mutual funds and an analysis of the anticipated profitability of the proposed new advisory fee schedule to Advantus Capital. In addition, the Board reviewed the nature, quality, and extent of the investment advisory services provided and to be provided by Advantus Capital to the Funds and the Funds' historical performance. Based on these reviews, the Board believed that the proposed advisory fees are reasonable in light of the nature, quality, and extent of the investment advisory services provided and to be provided by Advantus Capital to the Funds and the Funds' historical performance.

      - The Board also reviewed information concerning the total expense ratios of comparable mutual funds. Based on this review, the Board believed that the Funds' total expense ratios, after giving effect to the proposed new advisory fee schedule and the proposed guarantee of total expenses, would remain near or below the medians for funds it deemed to be comparable.

      - The Board also noted that even those Funds that would experience increased total expense ratios would benefit from the "breakpoints" proposed by Advantus Capital at higher asset levels. It recognized, however, that there is no assurance that any Fund will reach the size at which its "breakpoints" take effect.

      - The Board also considered the benefits that Advantus Capital and its affiliates would realize under the proposed changes to the advisory fee schedule. These benefits include the advisory fees to be received by Advantus Capital under the Amended Agreements and the fact that Advantus Capital would be relieved of its obligation to bear the costs of transfer agent, dividend disbursing agent and redemption agent services for certain Funds. The Board also recognized that Ascend Financial, an affiliate of Advantus Capital, receives compensation in connection with sales of Fund shares; that Minnesota Life Insurance Company, an affiliate of Advantus Capital, receives administrative fees from the Funds; that Advantus Capital may benefit from research services purchased with the Funds' "soft dollars"; and that all of the foregoing types of benefits may increase as the Funds' net assets increase.

     - With respect to the proposal that a provision be added allowing Advantus Capital to retain one or more sub-advisors, the Board considered the appropriateness of retaining sub-advisors for Enterprise Fund and Venture Fund, as discussed below under Proposal Five. The Board also noted that the addition of such a provision to the advisory agreements of all Funds would allow Advantus Capital to retain a sub-advisor for a Fund in the future without submitting an amendment to that Fund's investment advisory agreement to shareholders for their approval. The Board determined that this would not be adverse to the interests of shareholders since, under current interpretations of the 1940 Act, the agreement between Advantus Capital and the sub-advisor would be subject to shareholder approval.

     - With respect to the proposal that would allow the advisory agreement to be amended without shareholder approval when regulatory interpretations of the 1940 Act so permit, the Board noted that current Commission interpretations only permit this to be done when fund shareholders will not be adversely affected. The Board believed that this change would save the Funds the expense of proxy solicitations in such cases, while continuing to allow each Fund's shareholders to vote on amendments to their advisory agreement that might adversely affect them.

     Based on the considerations described above, the Board of Directors concluded that the Amended Agreements are in the best interests of the Funds and their shareholders. Accordingly, the Board of Directors, including those directors who are not "interested persons" of Advantus Capital or the Funds, unanimously approved the Amended Agreements at an "in-person" meeting held on February 10, 2000, and recommended that shareholders should approve the changes as well.

ACTUAL AND PRO FORMA EXPENSE TABLES AND EXAMPLES

     Each Fund's operating expenses are paid out of its assets, and thus are indirectly borne by shareholders. As described above, the Board of Directors is recommending that shareholders approve both (i) changes in the schedule of investment advisory fees paid by each Fund, and (ii) a deletion of the advisory agreement requirement that Advantus Capital pay the costs of transfer agent, dividend disbursing agent and redemption agent services for Bond Fund, Cornerstone Fund, Enterprise Fund, Horizon Fund, International Balanced Fund, Mortgage Securities Fund, Spectrum Fund and Venture Fund.

     The following tables set forth the actual operating expenses currently borne by the Funds, and the pro forma operating expenses that the Funds will bear if the Amended Agreements are approved. Actual expenses are based on each Fund's expenses during its most recent fiscal year, restated to reflect an increase in "other expenses" due to increased administration fees and proxy solicitation expenses. Fee tables are not included for Index 500 Fund, Money Market Fund and Real Estate Securities Fund, since the only proposed fee change for these Funds is the addition of asset level "breakpoints" to the advisory fee schedules. At current asset levels, the addition of these breakpoints should not have an impact on total Fund operating expenses.

     After the table for each Fund, an example is set forth which shows the costs you would bear indirectly as a result of investing in the Fund. These examples are intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those set forth in the examples.

BOND FUND

                                                   CLASS A                CLASS B                CLASS C
                                             -------------------    -------------------    -------------------
                                             ACTUAL    PRO FORMA    ACTUAL    PRO FORMA    ACTUAL    PRO FORMA
                                             ------    ---------    ------    ---------    ------    ---------
SHAREHOLDER FEES
  (Fees paid directly from your
     investment)
Maximum Sales Charge on Purchases
  (as a percentage of offering price)....     4.50%       4.50%      none        none       none        none
Maximum Deferred Sales Charge
  (as a percentage of sales proceeds)....     1.00%**     1.00%**    5.00%       5.00%      none        none
Exchange Fees
  On first twelve exchanges each year....     none        none       none        none       none        none
  On each additional exchange............    $7.50       $7.50      $7.50       $7.50      $7.50       $7.50
ANNUAL FUND OPERATING EXPENSES:
  Management Fees........................     0.70%       0.60%      0.70%       0.60%      0.70%       0.60%
  Rule 12b-1 Fees........................     0.25%       0.25%      1.00%       1.00%      1.00%       1.00%
  Other Expenses.........................     0.66%       1.05%      0.66%       1.05%      0.66%       1.05%
     Total Fund Operating Expenses*......     1.61%       1.90%      2.36%       2.65%      2.36%       2.65%
------------------------------
 * Total Fund operating expenses after
   expense reimbursements are as follows.
   Pro forma expenses are based on a
   contractual commitment by Advantus
   Capital to cap expenses at these
   levels through September 30, 2001.....     1.15%       1.15%      1.90%       1.90%      1.90%       1.90%
** Applies to purchases of at least $1
   million, in which case a contingent
   deferred sales charge of 1.00% will be
   imposed if such shares are sold within
   one year after the purchase date.

EXAMPLE -- expenses if you redeem your shares at the end of the indicated periods:

                                1 YEAR                 3 YEARS                5 YEARS               10 YEARS
                          -------------------    -------------------    -------------------    -------------------
                          ACTUAL    PRO FORMA    ACTUAL    PRO FORMA    ACTUAL    PRO FORMA    ACTUAL    PRO FORMA
                          ------    ---------    ------    ---------    ------    ---------    ------    ---------
Class A...............     $606       $634       $  935     $1,020      $1,287     $1,430      $2,275     $2,572
Class B...............      739        768        1,086      1,173       1,410      1,555       2,422      2,720
Class C...............      239        268          736        823       1,260      1,405       2,510      2,802

EXAMPLE -- expenses if you do not redeem your shares:

                                 1 YEAR                 3 YEARS                5 YEARS               10 YEARS
                           -------------------    -------------------    -------------------    -------------------
                           ACTUAL    PRO FORMA    ACTUAL    PRO FORMA    ACTUAL    PRO FORMA    ACTUAL    PRO FORMA
                           ------    ---------    ------    ---------    ------    ---------    ------    ---------
Class A................     $606       $634        $935      $1,020      $1,287     $1,430      $2,275     $2,572
Class B................      239        268         736         823       1,260      1,405       2,422      2,720
Class C................      239        268         736         823       1,260      1,405       2,510      2,802

CORNERSTONE FUND

                                               CLASS A              CLASS B              CLASS C
                                          ------------------   ------------------   ------------------
                                          ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                                          ------   ---------   ------   ---------   ------   ---------
SHAREHOLDER FEES
  (Fees paid directly from your
     investment)
Maximum Sales Charge on Purchases
  (as a percentage of offering price)...  5.50%      5.50%     none      none       none      none
Maximum Deferred Sales Charge
  (as a percentage of sales proceeds)...  1.00%**    1.00%**   5.00%      5.00%     none      none
Exchange Fees
  On first twelve exchanges each year...  none      none       none      none       none      none
  On each additional exchange...........  $7.50      $7.50     $7.50      $7.50     $7.50      $7.50
ANNUAL FUND OPERATING EXPENSES:
  Management Fees.......................  0.80%      0.70%     0.80%      0.70%     0.80%      0.70%
  Rule 12b-1 Fees.......................  0.25%      0.25%     1.00%      1.00%     1.00%      1.00%
  Other Expenses........................  0.19%      0.40%     0.19%      0.40%     0.19%      0.40%
          Total Fund Operating
            Expenses*...................  1.24%      1.35%     1.99%      2.10%     1.99%      2.10%
------------------------------
 * Total Fund operating expenses after
   expense reimbursements are as
   follows. Pro forma expenses are based
   on a contractual commitment by
   Advantus Capital to cap expenses at
   these levels through September 30,
   2001.................................  1.24%      1.24%     1.99%      1.99%     1.99%      1.99%
** Applies to purchases of at least $1
   million, in which case a contingent
   deferred sales charge of 1.00% will
   be imposed if such shares are sold
   within one year after the purchase
   date.

EXAMPLE -- expenses if you redeem your shares at the end of the indicated periods:

                              1 YEAR              3 YEARS              5 YEARS              10 YEARS
                        ------------------   ------------------   ------------------   ------------------
                        ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                        ------   ---------   ------   ---------   ------   ---------   ------   ---------
Class A...............   $669      $680      $  922    $  954     $1,194    $1,249     $1,967    $2,085
Class B...............    702       713         974     1,008      1,223     1,279      2,032     2,150
Class C...............    202       213         624       658      1,073     1,129      2,123     2,240

EXAMPLE -- expenses if you do not redeem your shares:

                              1 YEAR              3 YEARS              5 YEARS              10 YEARS
                        ------------------   ------------------   ------------------   ------------------
                        ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                        ------   ---------   ------   ---------   ------   ---------   ------   ---------
Class A...............   $669      $680      $  922    $  954     $1,194    $1,249     $1,967    $2,085
Class B...............    202       213         624       658      1,073     1,129      2,032     2,150
Class C...............    202       213         624       658      1,073     1,129      2,123     2,240

ENTERPRISE FUND

                                               CLASS A              CLASS B              CLASS C
                                          ------------------   ------------------   ------------------
                                          ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                                          ------   ---------   ------   ---------   ------   ---------
SHAREHOLDER FEES
  (Fees paid directly from your
     investment)
Maximum Sales Charge on Purchases
  (as a percentage of offering price)...  5.50%      5.50%      none       none      none       none
Maximum Deferred Sales Charge
  (as a percentage of sales proceeds)...  1.00%**    1.00%**   5.00%      5.00%      none       none
Exchange Fees
  On first twelve exchanges each year...   none       none      none       none      none       none
  On each additional exchange...........  $7.50      $7.50     $7.50      $7.50     $7.50      $7.50
ANNUAL FUND OPERATING EXPENSES:
  Management Fees.......................  0.80%      0.70%     0.80%      0.70%     0.80%      0.70%
  Rule 12b-1 Fees.......................  0.25%      0.25%     1.00%      1.00%     1.00%      1.00%
  Other Expenses........................  0.43%      0.73%     0.43%      0.73%     0.43%      0.73%
     Total Fund Operating Expenses*.....  1.48%      1.68%     2.23%      2.43%     2.23%      2.43%
------------------------------
 * Total Fund operating expenses after
   expense reimbursements and waivers
are as follows. Pro forma expenses are
based on a contractual commitment by
Advantus Capital to cap expenses at
these levels through September 30,
2001. ..................................  1.38%      1.38%     2.23%      2.23%     2.23%      2.23%
** Applies to purchases of at least $1
   million, in which case a contingent
   deferred sales charge of 1.00% will
   be imposed if such shares are sold
   within one year after the purchase
   date.

EXAMPLE -- expenses if you redeem your shares at the end of the indicated periods:

                                1 YEAR               3 YEARS               5 YEARS               10 YEARS
                          ------------------    ------------------    ------------------    ------------------
                          ACTUAL   PRO FORMA    ACTUAL   PRO FORMA    ACTUAL   PRO FORMA    ACTUAL   PRO FORMA
                          ------   ---------    ------   ---------    ------   ---------    ------   ---------
Class A...............     $692      $711       $  992    $1,050      $1,313    $1,412      $2,221    $2,428
Class B...............      726       746        1,047     1,108       1,345     1,446       2,287     2,494
Class C...............      226       246          697       758       1,195     1,296       2,376     2,581

EXAMPLE -- expenses if you do not redeem your shares:

                                1 YEAR               3 YEARS               5 YEARS               10 YEARS
                          ------------------    ------------------    ------------------    ------------------
                          ACTUAL   PRO FORMA    ACTUAL   PRO FORMA    ACTUAL   PRO FORMA    ACTUAL   PRO FORMA
                          ------   ---------    ------   ---------    ------   ---------    ------   ---------
Class A...............     $692      $711       $  992    $1,050      $1,313    $1,412      $2,221    $2,428
Class B...............      226       246          697       758       1,195     1,296       2,287     2,494
Class C...............      226       246          697       758       1,195     1,296       2,376     2,581

HORIZON FUND

                                               CLASS A              CLASS B              CLASS C
                                          ------------------   ------------------   ------------------
                                          ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                                          ------   ---------   ------   ---------   ------   ---------
SHAREHOLDER FEES
  (Fees paid directly from your
     investment)
Maximum Sales Charge on Purchases
  (as a percentage of offering price)...  5.50%      5.50%     none      none       none      none
Maximum Deferred Sales Charge
  (as a percentage of sales proceeds)...  1.00%**    1.00%**   5.00%      5.00%     none      none
Exchange Fees
  On first twelve exchanges each year...  none      none       none      none       none      none
  On each additional exchange...........  $7.50      $7.50     $7.50      $7.50     $7.50      $7.50
ANNUAL FUND OPERATING EXPENSES:
  Management Fees.......................  0.80%      0.70%     0.80%      0.70%     0.80%      0.70%
  Rule 12b-1 Fees.......................  0.25%      0.25%     1.00%      1.00%     1.00%      1.00%
  Other Expenses........................  0.30%      0.69%     0.30%      0.69%     0.30%      0.69%
     Total Fund Operating Expenses*.....  1.35%      1.64%     2.10%      2.39%     2.10%      2.39%
------------------------------
 * Total Fund operating expenses after
   expense reimbursements and waivers
   are as follows. Pro forma expenses
   are based on a contractual commitment
   by Advantus Capital to cap expenses
   at these levels through September 30,
   2001.................................  1.35%      1.35%     2.10%      2.10%     2.10%      2.10%
** Applies to purchases of at least $1
   million, in which case a contingent
   deferred sales charge of 1.00% will
   be imposed if such shares are sold
   within one year after the purchase
   date.

EXAMPLE -- expenses if you redeem your shares at the end of the indicated periods:

                              1 YEAR              3 YEARS              5 YEARS              10 YEARS
                        ------------------   ------------------   ------------------   ------------------
                        ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                        ------   ---------   ------   ---------   ------   ---------   ------   ---------
Class A...............   $680      $708      $  954    $1,039     $1,249    $1,393     $2,085    $2,387
Class B...............    713       742       1,008     1,095      1,279     1,425      2,150     2,453
Class C...............    213       242         658       745      1,129     1,275      2,240     2,540

EXAMPLE -- expenses if you do not redeem your shares:

                              1 YEAR              3 YEARS              5 YEARS              10 YEARS
                        ------------------   ------------------   ------------------   ------------------
                        ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                        ------   ---------   ------   ---------   ------   ---------   ------   ---------
Class A...............   $680      $708      $  954    $1,039     $1,249    $1,393     $2,085    $2,387
Class B...............    213       242         658       745      1,129     1,275      2,150     2,453
Class C...............    213       242         658       745      1,129     1,275      2,240     2,540

INTERNATIONAL BALANCED FUND

                                               CLASS A              CLASS B              CLASS C
                                          ------------------   ------------------   ------------------
                                          ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                                          ------   ---------   ------   ---------   ------   ---------
SHAREHOLDER FEES
  (Fees paid directly from your
     investment)
Maximum Sales Charge on Purchases
  (as a percentage of offering price)...  5.50%      5.50%     none      none       none      none
Maximum Deferred Sales Charge
  (as a percentage of sales proceeds)...  1.00%**    1.00%**   5.00%      5.00%     none      none
Exchange Fees
  On first twelve exchanges each year...  none      none       none      none       none      none
  On each additional exchange...........  $7.50      $7.50     $7.50      $7.50     $7.50      $7.50
ANNUAL FUND OPERATING EXPENSES:
  Management Fees.......................  0.86%      0.70%     0.86%      0.70%     0.86%      0.70%
  Rule 12b-1 Fees.......................  0.25%      0.25%     1.00%      1.00%     1.00%      1.00%
  Other Expenses........................  0.62%      0.90%     0.62%      0.90%     0.62%      0.90%
     Total Fund Operating Expenses*.....  1.73%      1.85%     2.48%      2.60%     2.48%      2.60%
------------------------------
 * Total Fund operating expenses after
   expense reimbursements and waivers
   are as follows. Pro forma expenses
   are based on a contractual commitment
   by Advantus Capital to cap expenses
   at these levels through September 30,
   2001. ...............................  1.68%      1.62%     2.48%      2.42%     2.48%      2.42%
** Applies to purchases of at least $1
   million, in which case a contingent
   deferred sales charge of 1.00% will
   be imposed if such shares are sold
   within one year after the purchase
   date.

EXAMPLE -- expenses if you redeem your shares at the end of the indicated periods:

                              1 YEAR              3 YEARS              5 YEARS              10 YEARS
                        ------------------   ------------------   ------------------   ------------------
                        ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                        ------   ---------   ------   ---------   ------   ---------   ------   ---------
Class A...............   $716      $728      $1,065    $1,100     $1,437    $1,496     $2,479    $2,600
Class B...............    751       763       1,123     1,158      1,471     1,530      2,545     2,667
Class C...............    251       263         773       808      1,321     1,380      2,632     2,752

EXAMPLE -- expenses if you do not redeem your shares:

                              1 YEAR              3 YEARS              5 YEARS              10 YEARS
                        ------------------   ------------------   ------------------   ------------------
                        ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                        ------   ---------   ------   ---------   ------   ---------   ------   ---------
Class A...............   $716      $728      $1,065    $1,100     $1,437    $1,496     $2,479    $2,600
Class B...............    251       263         773       808      1,321     1,380      2,545     2,667
Class C...............    251       263         773       808      1,321     1,380      2,632     2,752

MORTGAGE SECURITIES FUND

                                            CLASS A              CLASS B              CLASS C
                                       ------------------   ------------------   ------------------
                                       ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                                       ------   ---------   ------   ---------   ------   ---------
SHAREHOLDER FEES
  (Fees paid directly from your
     investment)
Maximum Sales Charge on Purchases
  (as a percentage of offering
  price).............................   4.50%     4.50%       none      none       none      none
Maximum Deferred Sales Charge
  (as a percentage of sales
  proceeds)..........................   1.00%**   1.00%**   5.00 %     5.00%       none      none
Exchange Fees
  On first twelve exchanges each
  year...............................    none      none       none      none       none      none
  On each additional exchange........   $7.50     $7.50      $7.50     $7.50      $7.50     $7.50
ANNUAL FUND OPERATING EXPENSES:
  Management Fees....................  0.575%    0.475%     0.575%    0.475%     0.575%    0.475%
  Rule 12b-1 Fees....................   0.25%     0.25%     1.00 %     1.00%      1.00%     1.00%
  Other Expenses.....................   0.42%     0.67%     0.42 %     0.67%      0.42%     0.67%
     Total Fund Operating
       Expenses*.....................   1.24%     1.39%     1.99 %     2.14%      1.99%     2.14%
------------------------------
 * Total Fund operating expenses
after
   expense reimbursements and waivers
are as follows. Pro forma expenses
are based on a contractual commitment
by Advantus Capital to cap expenses
at these levels through September 30,
2001 ................................   0.95%     0.95%      1.70%     1.70%      1.70%     1.70%
** Applies to purchases of at least
   $1 million, in which case a
   contingent deferred sales charge
   of 1.00% will be imposed if such
   shares are sold within one year
   after the purchase date.

     EXAMPLE -- expenses if you redeem your shares at the end of the indicated periods:

                                 1 YEAR               3 YEARS               5 YEARS               10 YEARS
                           ------------------    ------------------    ------------------    ------------------
                           ACTUAL   PRO FORMA    ACTUAL   PRO FORMA    ACTUAL   PRO FORMA    ACTUAL   PRO FORMA
                           ------   ---------    ------   ---------    ------   ---------    ------   ---------
Class A................     $571      $585        $826      $870       $1,100    $1,176      $1,882    $2,043
Class B................      702       717         974     1,020        1,223     1,299       2,032     2,192
Class C................      202       217         624       670        1,073     1,149       2,123     2,282

     EXAMPLE -- expenses if you do not redeem your shares:

                                 1 YEAR               3 YEARS               5 YEARS               10 YEARS
                           ------------------    ------------------    ------------------    ------------------
                           ACTUAL   PRO FORMA    ACTUAL   PRO FORMA    ACTUAL   PRO FORMA    ACTUAL   PRO FORMA
                           ------   ---------    ------   ---------    ------   ---------    ------   ---------
Class A................     $571      $585        $826      $870       $1,100    $1,176      $1,882    $2,043
Class B................      202       217         624       670        1,073     1,149       2,032     2,192
Class C................      202       217         624       670        1,073     1,149       2,123     2,282

SPECTRUM FUND

                                               CLASS A              CLASS B              CLASS C
                                          ------------------   ------------------   ------------------
                                          ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                                          ------   ---------   ------   ---------   ------   ---------
SHAREHOLDER FEES
  (Fees paid directly from your
     investment)
Maximum Sales Charge on Purchases
  (as a percentage of offering price)...  5.50%      5.50%     none      none       none      none
Maximum Deferred Sales Charge
  (as a percentage of sales proceeds)...  1.00%**    1.00%**   5.00%      5.00%     none      none
Exchange Fees
  On first twelve exchanges each year...  none      none       none      none       none      none
  On each additional exchange...........  $7.50      $7.50     $7.50      $7.50     $7.50      $7.50
ANNUAL FUND OPERATING EXPENSES:
  Management Fees.......................  0.60%      0.50%     0.60%      0.50%     0.60%      0.50%
  Rule 12b-1 Fees.......................  0.25%      0.25%     1.00%      1.00%     1.00%      1.00%
  Other Expenses........................  0.27%      0.61%     0.27%      0.58%     0.27%      0.58%
     Total Fund Operating Expenses*.....  1.12%      1.36%     1.87%      2.08%     1.87%      2.08%
------------------------------
 * Total Fund operating expenses after
   expense reimbursements and waivers
are as follows. Pro forma expenses are
based on a contractual commitment by
Advantus Capital to cap expenses at
these levels through September 30,
2001. ..................................  1.12%      1.12%     1.87%      1.87%     1.87%      1.87%
** Applies to purchases of at least $1
   million, in which case a contingent
   deferred sales charge of 1.00% will
   be imposed if such shares are sold
   within one year after the purchase
   date.

EXAMPLE -- expenses if you redeem your shares at the end of the indicated periods:

                               1 YEAR              3 YEARS              5 YEARS              10 YEARS
                         ------------------   ------------------   ------------------   ------------------
                         ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                         ------   ---------   ------   ---------   ------   ---------   ------   ---------
Class A................   $658      $681       $886     $  957     $1,133    $1,254     $1,838    $2,095
Class B................    690       711        938      1,002      1,161     1,269      1,903     2,140
Class C................    190       211        588        652      1,011     1,119      1,995     2,226

EXAMPLE -- expenses if you do not redeem your shares:

                               1 YEAR              3 YEARS              5 YEARS              10 YEARS
                         ------------------   ------------------   ------------------   ------------------
                         ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                         ------   ---------   ------   ---------   ------   ---------   ------   ---------
Class A................   $658      $681       $886     $  957     $1,133    $1,254     $1,838    $2,095
Class B................    190       211        588        652      1,011     1,119      1,903     2,140
Class C................    190       211        588        652      1,011     1,119      1,995     2,226

VENTURE FUND

                                               CLASS A              CLASS B              CLASS C
                                          ------------------   ------------------   ------------------
                                          ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                                          ------   ---------   ------   ---------   ------   ---------
SHAREHOLDER FEES
  (Fees paid directly from your
     investment)
Maximum Sales Charge on Purchases
  (as a percentage of offering price)...  5.50%      5.50%     none      none       none      none
Maximum Deferred Sales Charge
  (as a percentage of sales proceeds)...  1.00%**    1.00%**   5.00%      5.00%     none      none
Exchange Fees
  On first twelve exchanges each year...  none      none       none      none       none      none
  On each additional exchange...........  $7.50      $7.50     $7.50      $7.50     $7.50      $7.50
ANNUAL FUND OPERATING EXPENSES:
  Management Fees.......................  0.80%      0.70%     0.80%      0.70%     0.80%      0.70%
  Rule 12b-1 Fees.......................  0.25%      0.25%     1.00%      1.00%     1.00%      1.00%
  Other Expenses........................  0.62%      0.84%     0.62%      0.84%     0.62%      0.84%
     Total Fund Operating Expenses*.....  1.67%      1.79%     2.42%      2.54%     2.42%      2.54%
------------------------------
 * Total Fund operating expenses after
   expense reimbursements and waivers
   are as follows. Pro forma expenses
   are based on a contractual commitment
   by Advantus Capital to cap expenses
   at these levels through July 31,
   2001. ...............................  1.40%      1.40%     2.25%      2.25%     2.25%      2.25%
** Applies to purchases of at least $1
   million, in which case a contingent
   deferred sales charge of 1.00% will
   be imposed if such shares are sold
   within one year after the purchase
   date.

EXAMPLE -- expenses if you redeem your shares at the end of the indicated periods:

                              1 YEAR              3 YEARS              5 YEARS              10 YEARS
                        ------------------   ------------------   ------------------   ------------------
                        ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                        ------   ---------   ------   ---------   ------   ---------   ------   ---------
Class A...............   $710      $722      $1,048    $1,082     $1,407    $1,466     $2,417    $2,539
Class B...............    745       757       1,105     1,141      1,441     1,500      2,484     2,606
Class C...............    245       257         755       791      1,291     1,350      2,571     2,692

EXAMPLE -- expenses if you do not redeem your shares:

                              1 YEAR              3 YEARS              5 YEARS              10 YEARS
                        ------------------   ------------------   ------------------   ------------------
                        ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                        ------   ---------   ------   ---------   ------   ---------   ------   ---------
Class A...............   $710      $722      $1,048    $1,082     $1,407    $1,466     $2,417    $2,539
Class B...............    245       257         755       791      1,291     1,350      2,484     2,606
Class C...............    245       257         755       791      1,291     1,350      2,571     2,692

ACTUAL AND PRO FORMA ADVISORY FEES PAID; OTHER FEES PAID TO AFFILIATES OF ADVANTUS CAPITAL

     The following table sets forth the actual advisory fees paid by each Fund during its last fiscal year (the year ended July 31, 1999 for Index 500 Fund, Real Estate Securities Fund and Venture Fund and September 30, 1999 for the other Funds); the pro forma fees each such Fund would have paid during such period if the proposed advisory fee schedules had been in effect; and the percentage difference between these two figures. The last column of the table sets forth the aggregate fees, other than advisory fees, paid by each Fund to Advantus Capital and its affiliated persons, and affiliated persons of such persons, during such period. The figures in this column represent fees paid by the Funds to Minnesota Life Insurance Company for certain accounting, legal, and other administrative services, and Rule 12b-1 fees paid by the Funds to Ascend Financial for distribution and shareholder services. Minnesota Life and Ascend Financial will continue to provide these services to the Funds if shareholders approve the proposed changes to the advisory agreement. None of the Funds paid any brokerage commissions to Ascend Financial in connection with purchases and sales of portfolio securities during their most recent fiscal year.

     THE PRO FORMA DECREASES IN ADVISORY FEES THAT ARE DEPICTED IN THE FOLLOWING TABLE DO NOT TAKE INTO ACCOUNT THE FACT THAT ADVANTUS CAPITAL WILL NO LONGER BE RESPONSIBLE FOR PAYING THE COSTS OF TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AGENT SERVICES FOR BOND FUND, CORNERSTONE FUND, ENTERPRISE FUND, HORIZON FUND, INTERNATIONAL BALANCED FUND, MORTGAGE SECURITIES FUND, SPECTRUM FUND AND VENTURE FUND. As noted before, with respect to these Funds, the net effect of the decrease in advisory fees in the Amended Agreements and the deletion in the Amended Agreements of the requirement that Advantus Capital pay Fund transfer agency fees will be to increase the expenses borne by the Funds and, indirectly, by shareholders. However, Advantus Capital has agreed to cap expenses for each Fund at their current levels through fiscal 2001. Expense tables showing the Funds' current expenses, and their pro forma expenses giving effect to the Amended Agreements, are set forth above.

                                                                                                 OTHER FEES PAID
                                             ACTUAL ADVISORY      PRO FORMA                    TO ADVANTUS CAPITAL
                                                FEES PAID       ADVISORY FEES                    AND AFFILIATES
                                               DURING MOST        FOR MOST                         DURING MOST
                                              RECENT FISCAL     RECENT FISCAL    PERCENTAGE          RECENT
                  FUND                            YEAR*             YEAR*         DECREASE        FISCAL YEAR*
                  ----                       ---------------    -------------    ----------    -------------------
Bond.....................................      $  207,779         $178,096         14.29%           $219,655
Cornerstone..............................       1,005,217          879,565         12.50%            574,722
Enterprise...............................         366,946          321,078         12.50%            238,750
Horizon..................................         646,511          565,697         12.50%            456,441
Index 500................................         139,480          139,480          0.00%            329,590
International Balanced...................         499,749          408,033         18.35%            270,351
Money Market.............................         261,232          261,232          0.00%            224,230
Mortgage Securities......................         287,662          237,634         17.39%            315,814
Real Estate Securities...................          18,842**         18,842**        0.00%             35,097**
Spectrum.................................         613,092          510,909         16.67%            548,087
Venture..................................         275,255          240,849         12.50%            178,826

------------------------------
 * Fiscal year ended July 31, 1999 for Index 500 Fund, Real Estate Securities Fund and Venture Fund and September 30, 1999 for the remaining Funds.

** Fees paid from commencement of operations on February 1, 1999, through July
   31, 1999

INFORMATION CONCERNING THE CURRENT AGREEMENTS

     For Venture Fund and Index 500 Fund, the Current Agreements are dated July 16, 1996 and for Real Estate Securities Fund the Current Agreement is dated October 22, 1998. The Current Agreements for Venture Fund, Index 500 Fund and Real Estate Securities Fund have not been submitted to a vote of such Funds' public shareholders. The Current Agreements for each of the other Funds are dated March 1, 1995 and were approved by shareholders at a meeting held February 14, 1995. The agreements were submitted to shareholders at that time for the purpose of approving Advantus Capital as the Funds' investment adviser. Prior thereto, the Funds were advised by MIMLIC Asset Management Company, the former parent of Advantus Capital. Each Fund's Current Agreement was last approved by the Board of Directors (including a majority of the directors who are not parties to the Agreement, or interested persons of any such party) on February 10, 2000. The proposed amendments to the Current Agreements are described above. This section describes the provisions of the Current Agreements that are not proposed, to be changed.

     Under the Current Agreements, Advantus Capital furnishes the Funds' office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds. Each Fund pays all its costs and expenses which are not assumed by Advantus Capital. These Fund expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Fund including, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not employees of Advantus Capital or any of its affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, association membership dues, charges of custodians, and bookkeeping, auditing and legal expenses. Each Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. The Funds' underwriter bears all advertising and promotional expenses in connection with the distribution of the Funds' shares, including paying for prospectuses, statements of additional information and shareholder reports for new shareholders, and the costs of sales literature. The Current Agreements of Bond Fund, Cornerstone Fund, Enterprise Fund, Horizon Fund, International Balanced Fund, Mortgage Securities Fund, Spectrum Fund and Venture Fund provide that Advantus Capital is responsible for bearing the cost of transfer agent, dividend disbursing agent and redemption agent services. However, as discussed above, this provision is deleted from the Amended Agreements.

     Each Current Agreement will terminate automatically in the event of its assignment. In addition, each Current Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, each Current Agreement shall continue in effect only so long as such continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Current Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     No material amendment may be made to the Current Agreements unless approved by the vote of a majority of the outstanding voting securities of the Fund. As discussed above, the Amended Agreements may be amended without shareholder approval if permitted by the 1940 Act.

VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE FUND'S AMENDED AGREEMENT. Each Fund's Amended Agreement must be approved by a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

                                 PROPOSAL FIVE
                      APPROVAL OF SUB-ADVISORY AGREEMENTS
                      FOR ENTERPRISE FUND AND VENTURE FUND

This proposal applies to Enterprise Fund and Venture Fund

BACKGROUND

For the past 18 months, Advantus Capital has focused on better defining and positioning itself within the marketplace. In connection with this initiative, Advantus Capital determined that it will no longer manage small capitalization portfolios. Following this decision, Advantus Capital presented to the Board of Directors for its approval:

     - a new sub-advisory agreement between Advantus Capital and State Street Research & Management Company ("State Street Research") for the Venture Fund and

     - a new sub-advisory agreement between Advantus Capital and Credit Suisse Asset Management, LLC ("CSAM") for the Enterprise Fund.

THE PROPOSED SUB-ADVISORY AGREEMENTS

     The Board has approved, and recommends that shareholders of the respective Fund approve, the sub-advisory agreement for Venture Fund (the "Venture Fund Sub-Advisory Agreement") and the sub-advisory agreement for Enterprise Fund (the "Enterprise Fund Sub-Advisory Agreement") (collectively, the "Sub-Advisory Agreements"). Copies of the Venture Fund Sub-Advisory Agreement and the Enterprise Fund Sub-Advisory Agreement are attached as Appendix B and Appendix C, respectively, to this proxy statement. If approved by shareholders, the Sub-Advisory Agreements will go into effect on May 1, 2000.

     Under the terms of the Sub-Advisory Agreements, and subject to the supervision of Advantus Capital, either State Street Research or CSAM, as the case may be (each is sometimes referred to as a "Sub-Advisor"), will direct the investment of the respective Fund's assets and will be responsible for the formulation and implementation of a continuing investment program for the Fund. Each Sub-Advisor will make all determinations with respect to the investment of the assets of the respective Fund and will take all steps as may be necessary to implement the determinations, including the placement of purchase and sale orders on behalf of the Fund.

     The Venture Fund Sub-Advisory Agreement provides that Advantus Capital shall pay State Street Research a monthly management fee which will vary depending on the total "small company value" assets sub-advised by State Street Research for Advantus Capital, including assets of Venture Fund and small company value assets of other mutual funds and private accounts. The Enterprise Fund Sub-Advisory Agreement provides that Advantus Capital shall pay CSAM a monthly management fee which will vary depending on the total assets sub-advised by CSAM for Advantus Capital, including assets of Enterprise Fund and of other mutual funds and private accounts. Sub-advisory fees that will be payable to State Street Research and CSAM are set forth in the following tables. Total assets will be measured each March 31, June 30, September 30 and December 31. In the case of the Enterprise Fund Sub-Advisory Agreement, whenever a new breakpoint is reached, the sub-advisory fee will change with respect to all Fund assets.

               SUB-ADVISORY FEES PAYABLE TO STATE STREET RESEARCH

   SUB-ADVISORY FEE (AS A PERCENTAGE OF      TOTAL SMALL COMPANY VALUE ASSETS ADVISED BY
        VENTURE FUND'S NET ASSETS)           STATE STREET RESEARCH FOR ADVANTUS CAPITAL
   ------------------------------------      -------------------------------------------
            0.65%..........................  $0 to $500 million
            0.60%..........................  In excess of $500 million to $1 billion
            0.50%..........................  In excess of $1 billion

                       SUB-ADVISORY FEES PAYABLE TO CSAM

   SUB-ADVISORY FEE (AS A PERCENTAGE OF         TOTAL ASSETS ADVISED BY CSAM FOR
       ENTERPRISE FUND'S NET ASSETS)                    ADVANTUS CAPITAL
   ------------------------------------      ---------------------------------------
            0.65%..........................  $0 to $500 million
            0.60%..........................  In excess of $500 million to $1 billion
            0.50%..........................  In excess of $1 billion to $2 billion
            0.45%..........................  In excess of $2 billion

     Each Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, each Sub-Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the respective Fund or by a vote of a majority of that Fund's outstanding voting securities on 60 days' written notice to Advantus Capital and the Sub-Advisor, by Advantus Capital on 60 days' written notice to the Sub-Advisor, or by the Sub-Advisor on 60 days' written notice to Advantus Capital. Each Sub-Advisory Agreement shall continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that, in either event, such continuance is also approved by a vote of a majority of the Directors who are not parties to such Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     Additional information about CSAM and State Street Research is provided below under "Additional Information About CSAM" and "Additional Information About State Street Research."

BOARD DELIBERATIONS

     The Sub-Advisory Agreements were approved by the Funds' Board of Directors, subject to shareholder approval, at a meeting held February 10, 2000. Prior to approving the Sub-Advisory Agreements, the Board considered a variety of factors, including (a) the historical performance of Enterprise Fund and Venture Fund; (b) the nature, quality and extent of the services proposed to be provided under each Sub-Advisory Agreement by Advantus Capital and the respective Sub-Advisor relative to those currently provided by Advantus Capital alone; (c) the organizational depth, reputation and experience of Advantus Capital in managing mutual funds and of CSAM in managing small cap growth stocks and State Street Research in managing small cap value stocks; and (d) the performance of accounts and funds advised by CSAM and State Street Research that are similar in portfolio composition to Enterprise Fund and Venture Fund, respectively. The Board also considered the reasonableness of the proposed fee allocations between Advantus Capital and the respective Sub-Advisors in light of Advantus Capital's reduced investment role but continued overall responsibility. In making its determination, the Board reviewed, among other things, background information provided by each of CSAM and State Street Research. In addition, representatives of CSAM and State Street Research reviewed with the Board their investment strategies for Enterprise Fund and Venture Fund, respectively, and responded to questions from Board members.

VOTE REQUIRED

     THE BOARD OF DIRECTORS OF THE FUNDS RECOMMENDS THAT THE SHAREHOLDERS OF ENTERPRISE FUND AND VENTURE FUND VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT FOR THEIR FUND. Adoption of the proposal by a Fund requires the favorable vote of a majority of the outstanding shares of that Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the proposed Sub-Advisory Agreements.

                                  PROPOSAL SIX
                                RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

This proposal applies to all Funds.

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or of its investment adviser. The 1940 Act provides that the selection be submitted for ratification or rejection by the shareholders.

     The Board of Directors of the Funds, including a majority of the Directors who are not interested persons of Advantus Capital or the Funds, has selected KPMG LLP to be the Funds' independent public accountants for the current fiscal year (the fiscal year ending July 31, 2000 for Venture Fund, Index 500 Fund and Real Estate Securities Fund and September 30, 2000 for the other Funds). KPMG LLP has no direct or material indirect financial interest in any of the Funds or in Advantus Capital, other than receipt of fees for services to the Funds. KPMG LLP has served as the independent public accountants for each Fund since its inception. KPMG LLP also serves as independent public accountants for Advantus Series Fund, Inc., which is also advised by Advantus Capital.

     Representatives of KPMG LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make a statement to the shareholders if they desire to do so and are expected to be available to respond to any questions that may be raised at the meeting.

VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE RATIFICATION OF KPMG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THAT FUND. For each Fund, the affirmative vote of a majority of the shares of the Fund represented at the meeting, provided at least a quorum is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG LLP as each Fund's independent public accountants.

                        EXECUTIVE OFFICERS OF THE FUNDS

     Information about each executive officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No executive officer receives any compensation from the Funds.

        NAME AND (AGE)              POSITION/TERM OF OFFICE       BUSINESS EXPERIENCE DURING PAST FIVE YEARS
        --------------            ----------------------------    ------------------------------------------
William N. Westhoff (52).......   President since 1998            See biographical information in Proposal
                                                                    One.
Frederick P. Feuerherm (53)....   Vice President and Treasurer    See biographical information in Proposal
                                    since 1993                      One.
Michael J. Radmer (54).........   Secretary since 1985            Partner with the law firm of Dorsey &
                                                                    Whitney LLP

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     As of February 28, 2000, all directors and officers as a group owned less than 1% of the outstanding shares of each Fund. As of that date, the following persons were known to Fund management to be the beneficial owners of 5% or more of a class of shares of any of the Funds.

                                                               SHARE        NUMBER OF         PERCENT OF
         FUND/NAME AND ADDRESS OF BENEFICIAL OWNER             CLASS       SHARES OWNED         CLASS
         -----------------------------------------             -----       ------------       ----------
Bond Fund
Minnesota Life Insurance Company...........................      A            341,589           19.5%
400 Robert Street North
St. Paul, MN 55101
Gary M. Wortham............................................      C             20,409           15.2%
Kathleen J. Wortham
7812 S. Townsend
Broken Arrow, OK 74014
Cornerstone Fund
Minnesota Life Insurance Company...........................      A          4,696,765           80.6%
400 Robert Street North
St. Paul, MN 55101
Enterprise Fund
Minnesota Life Insurance Company...........................      A          2,207,793           80.7%
400 Robert Street North
St. Paul, MN 55101
Harry M. Nebenzahl.........................................      C              4,538            7.0%
228 30th Avenue
San Francisco, CA 94121
Horizon Fund
Cleary Shahi Associates PC Defined Benefit Plan............      C              7,414            8.6%
110 Merchants Row, #6740
Rutland, VT 05701
Index 500 Fund
Minnesota Life Insurance Company...........................      A            500,000           33.9%
400 Robert Street North
St. Paul, MN 55101
Sisters of the Holy Family.................................      A            161,440           10.9%
6901 Chef Menteur Highway
New Orleans, LA 70126
International Balanced Fund
Minnesota Life Insurance Company...........................      A          2,872,933           67.4%
400 Robert Street North
St. Paul, MN 55101
David H. Rohrbach..........................................      C             11,243            6.4%
11955 Parliament Street #908
San Antonio, TX 78216
Michael A. Martinelli......................................      C             11,193            6.4%
Kathleen A. Martinelli
2147 Paseo Del Oro
San Jose, CA 95124

                                                               SHARE        NUMBER OF         PERCENT OF
         FUND/NAME AND ADDRESS OF BENEFICIAL OWNER             CLASS       SHARES OWNED         CLASS
         -----------------------------------------             -----       ------------       ----------
Money Market Fund
Mellon Bank (DE) N.A. .....................................      A          2,451,821            6.1%
Enhanced Cash Fund Trust
135 Santilli Highway
Everett, MA 02149
Chi-Ming Fan Defined Benefit & Pension Plan................      B             83,667           11.5%
9835 Romandel Avenue
Santa Fe Springs, CA 90670-3439
Richard Kundrat............................................      B             80,236           11.0%
287 Pieller Road
Robesonia, PA 19551
Ajax Bituminous Paving Defined Benefit Plan................      B             79,425           10.9%
6524 Crabtree Lane
Brecksville, OH 44141
Yvonne Eike................................................      B             44,293            6.1%
303 Jane Drive
Lucedale, MS 39452
Joan M. Shaver.............................................      B             40,665            5.6%
44 Virginia Avenue
Midland, PA 15059-1709
Johnny J. Garza............................................      C             97,490           51.5%
113 Sunview Street
Sunnyvale, TX 75182
James R. Maddox, Jr........................................      C             54,956           29.0%
Cynthia D. Maddox
1745 Riverdale Road
Germantown, TN 38138
James R. Flynn.............................................      C             18,496            9.8%
3723 Stone Station Road
Spartanburg, SC 29306
Mortgage Securities Fund
Minnesota Life Insurance Company...........................      A            572,399           18.4%
400 Robert Street North
St. Paul, MN 55101
Deborah M. Molinaro........................................      C             34,924           10.8%
1810 Van Buren Court
Northfield, MN 55057
Real Estate Securities Fund
Minnesota Life Insurance Company...........................      A            892,691           95.8%
400 Robert Street North
St. Paul, MN 55101
Spectrum Fund
Rolland T. Scales..........................................      C             15,967            5.2%
5455 La Sierra Drive, #705
Dallas, TX 75231

                                                               SHARE        NUMBER OF         PERCENT OF
         FUND/NAME AND ADDRESS OF BENEFICIAL OWNER             CLASS       SHARES OWNED         CLASS
         -----------------------------------------             -----       ------------       ----------
Venture Fund
Minnesota Life Insurance Company...........................      A          2,500,000           90.3%
400 Robert Street North
St. Paul, MN 55101
Advantus Capital Management, Inc.
400 Robert Street North....................................      C              5,477           21.7%
St. Paul, MN 55101
Michael A. Martinelli
Kathleen A. Martinelli.....................................      C              3,502           13.9%
2147 Paseo Del Oro
San Jose, CA 95124
M. David Thornton
Debra M. Thornton..........................................      C              3,041           12.0%
2865 Monterey Blvd
Brookfield, WI 53005

                 ADDITIONAL INFORMATION ABOUT ADVANTUS CAPITAL

     Advantus Capital was incorporated in Minnesota in June 1994 and is a wholly-owned subsidiary of Minnesota Life Insurance Company ("Minnesota Life"). Minnesota Life is a third-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Minnesota Life was organized in 1880 and has assets of more than $16 billion.

     The name, address and principal occupation of the principal executive officer and each director of Advantus Capital are set forth below.

          NAME                       ADDRESS                      PRINCIPAL OCCUPATION
          ----               -----------------------    -----------------------------------------
William N. Westhoff......    400 Robert Street North    President, Treasurer and Director,
                               St. Paul, Minnesota        Advantus Capital; Senior Vice President
                               55101                      and Treasurer, Minnesota Life Insurance
                                                          Company; Vice President and Director,
                                                          Robert Street Energy, Inc.; President,
                                                          MCM Funding 1997-1, Inc.; President,
                                                          MCM Funding 1998-1, Inc.
Frederick P. Feuerherm...    400 Robert Street North    Vice President, Assistant Secretary and
                               St. Paul, Minnesota        Director, Advantus Capital; Vice
                               55101                      President, Minnesota Life Insurance
                                                          Company; Vice President and Director,
                                                          MIMLIC Funding, Inc.; Vice President
                                                          and Assistant Secretary, MCM Funding
                                                          1997-1, Inc.; Vice President and
                                                          Assistant Secretary, MCM Funding
                                                          1998-1, Inc.

     The following officers and directors of the Funds are also officers, directors or employees of Advantus Capital:

          NAME                   POSITION WITH FUNDS             POSITION WITH ADVANTUS CAPITAL
          ----               ----------------------------    --------------------------------------
William N. Westhoff......    President and Director          President, Treasurer and Director
Frederick P. Feuerherm...    Vice President, Director and    Vice President, Assistant Secretary
                               Treasurer                     and Director

     In addition to acting as the investment advisor for the Funds, Advantus Capital also serves as investment advisor to one other open-end investment company, Advantus Series Fund, Inc., which offers its shares in 19 portfolios. Some of these portfolios have investment objectives similar to those of one or more of the Funds. The Board of Directors of Advantus Series Fund, Inc. has recommended, in a separate proxy statement, that the shareholders of these portfolios approve changes to the portfolios' advisory fee schedules. The following table sets forth the current and proposed advisory fee schedules for each such portfolio, and the net assets of each such portfolio at December 31, 1999. In the table, advisory fees are expressed as a percentage of the portfolio's average daily net assets. Advantus Capital has not waived, reduced or otherwise agreed to reduce its advisory fees for any of the portfolios in the table.

         PORTFOLIO
         ---------
Growth......................    Current advisory fee:      0.50%
                                Proposed advisory fee:     0.45% of assets to $1 billion; 0.40% of
                                                           assets exceeding $1 billion
                                Net assets at 12/31/99:    $594,675,721
Bond........................    Current advisory fee:      0.50%
                                Proposed advisory fee:     0.30% of assets to $500 million; 0.25% of
                                                           assets exceeding $500 million to $1 billion;
                                                           0.20% of assets exceeding $1 billion
                                Net assets at 12/31/99:    $181,881,241
Money Market................    Current advisory fee:      0.50%
                                Proposed advisory fee:     0.25% of assets to $1 billion; 0.20% of
                                                           assets exceeding $1 billion
                                Net assets at 12/31/99:    $156,579,677
Asset Allocation............    Current advisory fee:      0.50%
                                Proposed advisory fee:     0.35% of assets to $1 billion; 0.30% of
                                                           assets exceeding $1 billion
                                Net assets at 12/31/99:    $750,128,689
Mortgage Securities.........    Current advisory fee:      0.50%
                                Proposed advisory fee:     0.30% of assets to $1 billion; 0.25% of
                                                           assets exceeding $1 billion
                                Net assets at 12/31/99:    $138,815,267
Index 500...................    Current advisory fee:      0.40%
                                Proposed advisory fee:     0.15% of assets to $250 million; 0.10% of
                                                           assets exceeding $250 million to $1 billion;
                                                           0.075% of assets exceeding $1 billion
                                Net assets at 12/31/99:    $657,824,365
Capital Appreciation........    Current advisory fee:      0.75%
                                Proposed advisory fee:     0.50% of assets to $1 billion; 0.45% of
                                                           assets exceeding $1 billion
                                Net assets at 12/31/99:    $457,448,754

         PORTFOLIO
         ---------
                                Sub-advisory fee:          Currently 0.375%. Commencing May 1, 2000, a
                                                           new sub-advisor will receive fees from
                                                           Advantus Capital ranging from 0.50% to
                                                           0.30%, depending on total assets of all
                                                           funds and other accounts advised by the
                                                           sub-advisor for Advantus Capital
International Stock.........    Current advisory fee:      1.00% of assets to $10 million; 0.90% of
                                                           assets exceeding $10 million to $25 million;
                                                           0.80% of assets exceeding $25 million to $50
                                                           million; 0.75% of assets exceeding $50
                                                           million to $100 million; and 0.65% of assets
                                                           exceeding $100 million
                                Proposed advisory fee:     0.60% of assets to $250 million; 0.55% of
                                                           assets exceeding $250 million to $500
                                                           million; 0.50 % of assets exceeding $500
                                                           million to $1 billion; and 0.45% of assets
                                                           exceeding $1 billion
                                Net assets at 12/31/99:    $363,848,958
                                Sub-advisory fee:          0.70% of assets to $10 million; 0.65% of
                                                           assets exceeding $10 million to $25 million;
                                                           0.55% of assets exceeding $25 million to $50
                                                           million; 0.50% of assets exceeding $50
                                                           million to $100 million; and 0.40% of assets
                                                           exceeding $100 million; provided that
                                                           beginning May 1, 2000, breakpoints will be
                                                           based upon the total assets of all funds and
                                                           other accounts advised by the sub-advisor
                                                           for Advantus Capital if and when (a) the
                                                           sub-advisor provides other sub-advisory
                                                           services to Advantus Capital for small
                                                           company domestic equity accounts with assets
                                                           exceeding $100 million and (b) Minnesota
                                                           Life Insurance Company offers certain funds
                                                           advised by the sub-advisor as investment
                                                           options under its variable insurance
                                                           products. If these conditions are met, the
                                                           asset classes managed by the sub-advisor
                                                           that have the highest fee schedules will be
                                                           counted first as assets of International
                                                           Stock Portfolio in order to determine the
                                                           appropriate starting breakpoint
Small Company
  Growth....................    Current advisory fee:      0.75%
                                Proposed advisory fee:     0.65% of assets to $1 billion; 0.60% of
                                                           assets exceeding $1 billion
                                Net assets at 12/31/99:    $269,881,112
                                Sub-advisory fee:          Commencing March 7, 2000, a sub-advisor will
                                                           be retained for this portfolio which will
                                                           receive fees from Advantus Capital ranging
                                                           from 0.65% to 0.45%, depending on total
                                                           assets of all funds and other accounts
                                                           advised by the sub-advisor for Advantus
                                                           Capital

         PORTFOLIO
         ---------
Value Stock.................    Current advisory fee:      0.75%
                                Proposed advisory fee:     0.50% of assets to $500 million; 0.45% of
                                                           assets exceeding $500 million to $1 billion;
                                                           0.40% of assets exceeding $1 billion
                                Net assets at 12/31/99:    $191,379,777
Small Company
  Value.....................    Current advisory fee:      0.75%
                                Proposed advisory fee:     0.70% of assets to $1 billion; 0.65% of
                                                           assets exceeding $1 billion
                                Net assets at 12/31/99:    $12,517,540
                                Sub-advisory fee:          Commencing March 7, 2000, a sub-advisor will
                                                           be retained for this portfolio which will
                                                           receive fees from Advantus Capital ranging
                                                           from 0.65% to 0.50% depending on total
                                                           assets of all "small cap value" funds and
                                                           other accounts advised by the sub-advisor
                                                           for Advantus Capital
Global Bond.................    Current advisory fee:      0.60%
                                Proposed advisory fee:     0.60% of assets to $1 billion; 0.55% of
                                                           assets exceeding $1 billion
                                Net assets at 12/31/99:    $32,092,912
                                Sub-advisory fee:          0.30%
Index 400 Mid-Cap...........    Current advisory fee:      0.40%
                                Proposed advisory fee:     0.15% of assets to $250 million; 0.10% of
                                                           assets exceeding $250 million to $1 billion;
                                                           0.075% of assets exceeding $1 billion
                                Net assets at 12/31/99:    $24,357,271
Macro-Cap Value.............    Current advisory fee:      0.70%
                                Proposed advisory fee:     0.50%
                                Net assets at 12/31/99:    $22,570,276
                                Sub-advisory fee:          0.45%
Micro-Cap Growth............    Current advisory fee:      1.10%
                                Proposed advisory fee:     0.95%
                                Net assets at 12/31/99:    $42,553,670
                                Sub-advisory fee:          0.85%
Real Estate
  Securities................    Current advisory fee:      0.75%
                                Proposed advisory fee:     0.60% of assets to $1 billion; 0.55% of
                                                           assets exceeding $1 billion
                                Net assets at 12/31/99:    $5,825,947

                       ADDITIONAL INFORMATION ABOUT CSAM

     Credit Suisse Asset Management, LLC ("CSAM"), located at 153 East 53rd Street, New York, New York 10022, is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group. Credit Suisse Group is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse Group comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse Group has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse Group is Paradeplatz 8, CH 8070, Zurich, Switzerland.

     The name and principal occupation of the principal executive officers of CSAM are set forth below. The address of each such individual is that of CSAM.

             NAME                                      PRINCIPAL OCCUPATION
             ----                  ------------------------------------------------------------
William W. Priest, Jr..........    Chief Executive Officer, Chairman of Management Committee
                                   and Managing Director, CSAM; Managing Director, Credit
                                    Suisse Asset Management Ltd. (London)
Michael E. Guarasci, Sr........    Chief Financial Officer, Member of Management Committee and
                                   Managing Director, CSAM
Laurence R. Smith..............    Chief Investment Officer, Member of Management Committee and
                                    Managing Director, CSAM
Eugene L. Podsiadlo............    Head of Retail Distribution, Member of Management Committee
                                   and Managing Director, CSAM
Timothy T. Taussig.............    Head of Institutional Distribution, Member of Management
                                   Committee and Managing Director, CSAM; Managing Director,
                                    Credit Suisse Asset Management Ltd. (London)
Elizabeth B. Dater.............    Member of Management Committee and Managing Director, CSAM
Sheila N. Scott................    Member of Management Committee and Managing Director, CSAM

     No officers or directors of the Funds are also officers, directors or employees of CSAM.

     CSAM currently serves as investment advisor or sub-advisor for the following mutual funds that have an investment objective similar to that of Enterprise Fund:

                                                                                            NET ASSETS
                                               RATE OF            FEES WAIVED UNDER         OF FUND AT
                FUND                     CSAM'S COMPENSATION     ADVISORY AGREEMENT      DECEMBER 31, 1999
                ----                     -------------------    ---------------------    -----------------
Cypress Tree -- North American
  Emerging Growth Fund...............          0.55%                     No               $    2,681,000
Nationwide -- Small Company Fund.....          0.60%                     No               $  121,160,000
Warburg Pincus Trust -- Small Company
  Growth Portfolio...................          0.90%                     No               $1,278,127,000
Warburg Pincus Institutional Fund --
  Small Company Growth Portfolio.....          0.90%                    Yes*              $  333,437,000
Warburg Pincus Small Company Growth
  Fund, Inc. ........................          1.00%                    Yes**             $   15,178,000

-------------------------
 * CSAM waived $434,248 of advisory fees, resulting in net advisory fees of $1,610,890 and a net advisory fee rate of 0.71%.

** CSAM waived its entire advisory fee of $65,661, resulting in a net advisory fee rate of 0%.

               ADDITIONAL INFORMATION ABOUT STATE STREET RESEARCH

     State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111, traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today State Street Research has more than $53 billion in assets under management (as of January 31, 2000), including more than $18 billion in mutual funds. State Street Research is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company, located at One Madison Avenue, New York, New York 10010-3690.

     The name and principal occupation of the principal executive officer and each director of State Street Research are set forth below. The address of each such individual is that of State Street Research.

             NAME                                     PRINCIPAL OCCUPATION
             ----                 ------------------------------------------------------------
Ralph F. Verni................    Chairman, President, Chief Executive Officer and Director,
                                  State Street Research; President, Chief Executive Officer
                                    and Director, SSRM Holdings, Inc.; Chairman and Director,
                                    State Street Research Investment Services, Inc.
Peter C. Bennett..............    Director and Executive Vice President, State Street Research
Gerard P. Maus................    Director, Executive Vice President, Treasurer, Chief
                                  Financial Officer and Chief Administrative Officer, State
                                    Street Research; Director, Executive Vice President,
                                    Treasurer and Chief Financial Officer, State Street
                                    Research Investment Services, Inc.; Treasurer and Chief
                                    Financial Officer, SSRM Holdings, Inc.
Thomas A. Shively.............    Director and Executive Vice President, State Street Research

     No officers or directors of the Funds are also officers, directors or employees of State Street Research.

     State Street Research currently serves as investment advisor for the following mutual fund that has an investment objective similar to that of Venture Fund:

                                              RATE OF STATE STREET'S    FEES WAIVED UNDER     NET ASSETS OF FUND AT
                   FUND                            COMPENSATION         ADVISORY AGREEMENT      DECEMBER 31, 1999
                   ----                       ----------------------    ------------------    ---------------------
State Street Research Aurora Fund.........            1.00%                     No                $525,900,000

                             SHAREHOLDER PROPOSALS

     The Funds are not required to hold annual shareholder meetings. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholder meeting must be received by the applicable Fund no later than four months prior to the date proxy statements are mailed to shareholders.

Dated: March 17, 2000                               Michael J. Radmer, Secretary

                                                                      APPENDIX A

                         INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT, made this 1st day of May, 2000, by and between Advantus
               Fund, Inc., a Minnesota corporation (the "Fund") and Advantus Capital Management, Inc., a Minnesota corporation ("Management").

     WITNESSETH:

1. INVESTMENT ADVISORY AND MANAGEMENT SERVICES

     The Fund hereby engages Management, and Management hereby agrees to act, as investment adviser for, and to manage the affairs, business, and the investment of the assets of the Fund.

     The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, the Bylaws, the Registration Statement, the current Prospectus and the Statement of Additional Information, if any, of the Fund and shall conform to the investment objective and policies of the Fund as set forth in such documents and as interpreted from time to time by the Board of Directors of the Fund. Within the framework of the objective and investment policies and restrictions of the Fund, Management shall have the sole and exclusive responsibility for the management of the Fund's portfolio and the making and execution of all investment decisions for the Fund. Management shall report to the Board of Directors regularly at such times and in such detail as the Board may from time to time determine to be appropriate, in order to permit the Board to determine the adherence of Management to the investment policies of the Fund.

     Management shall, at its own expense, furnish the Fund office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. Management shall arrange for officers or employees of Management to serve without compensation from the Fund as directors, officers, or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

     Management hereby acknowledges that all records necessary in the operation of the Fund, including records pertaining to its shareholders and investments, are the property of the Fund, and in the event that a transfer of management or investment advisory services to someone other than Management should ever occur, Management will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Fund.

     In providing the services and assuming the obligations set forth herein, Management may at its expense employ one or more Sub-Advisers, or may enter into such service agreements as Management deems appropriate in connection with the performance of its duties and obligations hereunder. Reference herein to the duties and responsibilities of Management shall include any Sub-Adviser employed by Management to the extent Management shall delegate such duties and responsibilities to the Sub-Adviser. Any agreement between Management and any Sub-Adviser shall be subject to the approval of the Fund, its Board of Directors, and Shareholders as required by the Investment Company Act of 1940, as amended, and such Sub-Adviser shall at all times be subject to the direction of the Board of Directors of the Fund and any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

2. COMPENSATION FOR SERVICES

     In payment for the investment advisory and other services to be rendered by Management hereunder, the Fund shall pay to Management a monthly fee, which fee shall be paid to Management not later than the fifth business day following the end of each calendar month in which said services were rendered. Said monthly fee shall be based on the average of the net asset values of all of the issued and outstanding shares of the Fund as determined as of the close of each business day of the month pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information, if any, of the Fund. The amount of such fee as applied to the average daily value of the net assets of the Fund on an annual rate, shall be as described in the schedule below:

                ASSETS                                   FEE
                ------                                   ---


The fee shall be pro rated for any fraction of a month at the commencement or termination of this Agreement.

3. ALLOCATION OF EXPENSES

     (a) In addition to the fee described in Section 2 hereof, the Fund shall pay all its costs and expenses which are not assumed by Management. The Fund expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not employees of Management or Ascend Financial Services, Inc., underwriter of the Fund's shares (the "Underwriter"), or any of their affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of redemption of shares, expenses of issue and sale of shares (to the extent not borne by the Underwriter under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, transfer agent and shareholder servicing expenses, charges of custodians, and bookkeeping, auditing, and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing Prospectuses and reports to shareholders.

     (b) Management agrees to absorb all Fund costs and expenses which exceed
              % of Class A average daily net assets,      % of Class B average
         daily net assets and                % of Class C average daily net
         assets through the fiscal year of the Fund ending on             ,
         2001. [THIS PROVISION APPEARS ONLY IN THE ADVISORY AGREEMENTS FOR BOND FUND, CORNERSTONE FUND, ENTERPRISE FUND, HORIZON FUND, INTERNATIONAL BALANCED FUND, MORTGAGE SECURITIES FUND, SPECTRUM FUND AND VENTURE FUND.]

     (c) The Underwriter shall bear all advertising and promotional expenses in connection with the distribution of the Fund's shares, including paying for Prospectuses and Statements of Additional Information (if any) for new shareholders, shareholder reports for new shareholders, and the costs of sales literature.

4. FREEDOM TO DEAL WITH THIRD PARTIES

     Management shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

5. EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective upon the later of its approval by Shareholders or the date of its execution first above written. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund shall mean the vote of 67% or more of such securities if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of such securities, whichever is the lesser.

     Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance shall also be approved by the vote of a majority of the directors who are not interested persons of Management, the Underwriter, or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by Management, upon 60 days' written notice to the other party.

     This Agreement shall automatically terminate in the event of its assignment as such term is defined by the Investment Company Act of 1940, as amended.

6. AMENDMENTS TO AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the directors of the Fund who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be amended without Shareholder approval to the extent such is permitted under then-current regulatory interpretations of the Investment Company Act.

7. NOTICES

     Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

     IN WITNESS WHEREOF, the Fund and Management have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                              ADVANTUS           FUND, INC.

                                          By
                                          --------------------------------------
                                                    William N. Westhoff
                                                       Its President

                                            ADVANTUS CAPITAL MANAGEMENT, INC.

                                          By
                                          --------------------------------------
                                                   Frederick P. Feuerherm
                                                 Its Senior Vice President

                                                                      APPENDIX B

                       INVESTMENT SUB-ADVISORY AGREEMENT

     THIS AGREEMENT, made as of the 1st day of May, 2000, by and between Advantus Capital Management, Inc., a Minnesota corporation, registered as an investment adviser under the Investment Advisers Act of 1940 (the "Adviser") and State Street Research & Management Company, a Delaware corporation, registered as an investment adviser under the Investment Advisers Act of 1940 (the "Sub-Adviser").

     WHEREAS, the Adviser is the investment adviser to Advantus Venture Fund, Inc. (the "Fund"), an open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish it with portfolio selection and related research and statistical services in connection with the Adviser's investment advisory activities on behalf of the Fund and the Sub-Adviser desires to furnish such services to the Adviser;

     NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

1. APPOINTMENT OF SUB-ADVISER

     In accordance with and subject to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser hereby appoints the Sub-Adviser to perform portfolio selection services described herein for investment and reinvestment of the Fund, subject to the control and direction of the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

2. OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY THE SUB-ADVISER

     (a) The Sub-Adviser shall provide the following services and assume the following obligations with respect to the Fund:

          (1) The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, the Bylaws, the Registration Statement, the current Prospectus and the Statement of Additional Information of the Fund and shall conform to the investment objectives, policies and restrictions of the Fund as set forth in such documents and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser, and communicated in writing to the Sub-Adviser. Within the framework of the investment objectives, policies and restrictions of the Fund, and subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility for the making and execution of all investment decisions for the Fund. The Adviser agrees to promptly inform the Sub-Adviser if such objectives, policies or restrictions change and to deliver to the Sub-Adviser updated documents, if prepared.

          (2) In carrying out its obligations to manage the investments and reinvestments of the assets of the Fund, the Sub-Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Fund or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Fund consistent with the investment objectives and related investment policies for the Fund as set forth in the Fund's registration statement, as amended; and (3) take such steps as are necessary to implement the aforementioned investment program by purchase and sale of securities including the placing, or directing the placement through an affiliate of the Sub-Adviser, of orders for such purchases and sales.

          (3) In connection with the purchase and sale of securities of the Fund, the Sub-Adviser shall arrange for the transmission to the Adviser and the Custodian for the Fund on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Fund. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Custodian of the Fund. The Sub-Adviser shall render such reports to the Adviser and/or to the Fund's Board of Directors concerning the investment activity and portfolio composition of the Fund in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

          (4) The Sub-Adviser shall, in the name of the Fund, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Fund's Registration Statement, as amended from time to time, and under the 1933 Act and the 1940 Act. In connection with the placement of orders for the execution of the Fund's portfolio transactions, the Sub-Adviser shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable law, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, the Fund or any person retained by the Fund. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

          (5) In placing orders or directing the placement of orders for the execution of portfolio transactions, the Sub-Adviser shall select brokers and dealers for the execution of the Fund's transactions. In selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser's investment research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or the Sub-Adviser's overall responsibilities to the Sub-Adviser's discretionary accounts.

     (b) The Sub-Adviser shall use the same skill and care in providing services to the Fund as it uses in providing services to other fiduciary accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

3. EXPENSES

     During the terms of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.

4. COMPENSATION

     In payment for the investment sub-advisory services to be rendered by the Sub-Adviser in respect of the Fund hereunder, the Adviser shall pay to the Sub-Adviser as full compensation for all services hereunder a fee computed at an annual rate which shall be a percentage of the average daily value of the net assets of the Fund. The fee shall be accrued daily and shall be based on the net asset values of all of the issued and outstanding shares of the Fund as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. The fee shall be payable in arrears on the last day of each calendar month.

     The amount of such annual fee, as applied to the average daily value of the net assets of the Fund shall be as described in the schedule below:

ASSETS*                                                        FEE
-------                                                       -----
On the first $500 million...................................  0.65%
On the next $500 million....................................  0.60%
On all assets in excess of $1 billion.......................  0.50%

------------------------------
* The term "assets" for purposes of each of the breakpoints set forth above shall include all "small company value" assets sub-advised by the Sub-Adviser for the Adviser or its affiliates, in addition to the assets of the Fund. The aggregation of the assets for purposes of the breakpoints, shall be calculated quarterly based upon the aggregate assets on March 31st, June 30th, September 30th and December 31st of each calendar year (or portion thereof) that this agreement is effective.

5. RENEWAL AND TERMINATION

     This Agreement shall continue in effect for a period more than two years from the date of this Agreement, only so long as such continuance is specifically approved at least annually by a vote of the holders of the majority of the outstanding voting securities of the Fund, or by a vote of the majority of the Fund's Board of Directors. And further provided that such continuance is also approved annually by a vote of the majority of the Fund's Board of Directors who are not parties to this Agreement or interested persons of parties hereto, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time without payment of penalty: (i) by the Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' prior written notice, or (ii) by either party hereto upon sixty days' prior written notice to the other. This Agreement will terminate automatically upon any termination of the Investment Advisory Agreement between the Fund and the Adviser or in the event of its assignment. The terms "interested person," "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

6. GENERAL PROVISIONS

     (a) The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by the Sub-Adviser of its duties under this Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Fund assets, or from acts or omissions of custodians or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Fund or to its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties hereunder.

     (b) The Adviser and the Fund's Board of Directors understand that the value of investments made for the Fund may go up as well as down, is not guaranteed and that investment decisions will not always be profitable. The Adviser has not made and is not making any guarantees, including any guarantee as to any specific level of performance of the Fund. The Adviser and the Fund's Board of Directors acknowledge that this Fund is designed for the described investment objective and is not intended as a complete investment program. They also understand that investment decisions made on behalf of the Fund by Sub-Adviser are subject to various market and business risks.

     (c) This Agreement shall not become effective unless and until it is approved by the Board of Directors of the Fund, including a majority of the members who are not "interested persons" of parties to this Agreement, by a vote cast in person at a meeting called for the purpose of voting on such approval, and by a majority of the outstanding voting securities of the Fund.

     (d) The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser to fiduciary and other managed accounts, including other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

     (e) Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or the right of any of its officers, directors or employees who may also be an officer, director or employee of the Fund, or persons otherwise affiliated with the Fund (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     (f) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Minnesota. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (g) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the appropriate party at the following address: the Adviser and the Fund at 400 Robert Street North, St. Paul, Minnesota 55101-2098, and the Sub-Adviser at One Financial Center, Boston, MA 02111-2690 Attention: General Counsel.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement.
                                          ADVANTUS CAPITAL MANAGEMENT, INC.
                                          BY:
                                             -----------------------------------
                                          ITS:
                                             -----------------------------------
                                          STATE STREET RESEARCH & MANAGEMENT
                                          COMPANY
                                          BY:
                                             -----------------------------------
                                          ITS:
                                             -----------------------------------

                                                                      APPENDIX C

                       INVESTMENT SUB-ADVISORY AGREEMENT

     THIS AGREEMENT, made as of the 1st day of May, 2000, by and between Advantus Capital Management, Inc., a Minnesota corporation, registered as an investment adviser under the Investment Advisers Act of 1940 (the "Adviser") and Credit Suisse Asset Management, LLC, a Delaware limited liability company, registered as an investment adviser under the Investment Advisers Act of 1940 (the "Sub-Adviser").

     WHEREAS, the Adviser is the Investment Adviser to Advantus Enterprise Fund, Inc. (the "Fund"), an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish it with portfolio selection and related research and statistical services in connection with the Adviser's investment advisory activities on behalf of the Fund and the Sub-Adviser desires to furnish such services to the Adviser;

     NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

1. APPOINTMENT OF SUB-ADVISER

     In accordance with and subject to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser hereby appoints the Sub-Adviser to perform portfolio selection services described herein for investment and reinvestment of the Fund, subject to the control and direction of the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

2. OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY THE SUB-ADVISER

     (a) The Sub-Adviser shall provide the following services and assume the following obligations with respect to the Fund:

          (1) The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, the Bylaws, the Registration Statement, the current Prospectus and the Statement of Additional Information of the Fund and shall conform to the investment objectives, policies and restrictions of the Fund as set forth in such documents and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser. Within the framework of the investment objectives, policies and restrictions of the Fund, and subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility for the making and execution of all investment decisions for the Fund. The Adviser will provide copies of the Articles of Incorporation, Bylaws, Registration Statement, current Prospectus and Statement of Additional Information of the Fund, as well as any current interpretations by the Board of Directors of the Fund or the Adviser of the investment objectives, policies and restrictions of the Fund set forth therein, prior to commencement of the Sub-Adviser's services hereunder and agrees to promptly inform the Sub-Adviser, in writing, of any changes in such documents or interpretations which may affect the Sub-Adviser's services hereunder, it being understood that such changes will be effective with respect to the Sub-Adviser upon the Sub-Adviser's receipt of such notice.

          (2) In carrying out its obligations to manage the investments and reinvestments of the assets of the Fund, the Sub-Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Fund or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Fund consistent with the investment objectives and related investment policies for such Fund as set forth in the Fund's registration statement, as amended; and (3) take such steps as are necessary to implement the aforementioned investment program by purchase and sale of securities including the placing of orders for such purchases and sales.

          (3) In connection with the purchase and sale of securities of the Fund, the Sub-Adviser shall arrange for the transmission to the Adviser and the Custodian for the Fund on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Fund. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Custodian of the Fund. The Sub-Adviser shall render such reports to the Adviser and/or to the Fund's Board of Directors concerning the investment activity and portfolio composition of the Fund in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

          (4) The Sub-Adviser shall, in the name of the Fund, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Fund's Registration Statement, as amended from time to time, and under the 1933 Act and the 1940 Act. In connection with the placement of orders for the execution of the Fund's portfolio transactions, the Sub-Adviser shall create and maintain all necessary records required to be created and maintained by an investment adviser under all applicable law, rules and regulations, including but not limited to Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use, upon reasonable notice and during normal business hours, by the Securities and Exchange Commission, the Fund or any person retained by the Fund. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

          (5) In placing orders or directing the placement of orders for the execution of portfolio transactions, the Sub-Adviser shall select brokers and dealers for the execution of the Fund's transactions. In selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser's investment research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or the Sub-Adviser's overall responsibilities to the Sub-Adviser's discretionary accounts.

     (b) The Sub-Adviser shall use the same skill and care in providing services to the Fund as it uses in providing services to other fiduciary accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

3. EXPENSES

     During the term of this Agreement, the Sub-Adviser will pay all of its own expenses incurred in connection with its activities under this Agreement.

4. COMPENSATION

     In payment for the investment sub-advisory services to be rendered by the Sub-Adviser in respect of the Fund hereunder, the Adviser shall pay to the Sub-Adviser as full compensation for all services hereunder a fee computed at an annual rate which shall be a percentage of the average daily value of the net assets of the Fund. The fee shall be accrued daily and shall be based on the net asset values of all of the issued and outstanding shares of the Fund as determined as of the close of each business day pursuant to the Articles of

Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. The fee shall be payable in arrears on the last day of each calendar month.

     The amount of such annual fee, as applied to the average daily value of the net assets of the Fund shall be as described in the schedule below:

ASSETS*                                                        FEE
-------                                                       -----
Total assets between $0 and $500 million....................  0.65%
Total assets between $500 million and $1 billion............  0.60%
Total assets between $1 billion and $2 billion..............  0.50%
On all assets in excess of $2 billion.......................  0.45%

------------------------------
* The term "assets" for purposes of the above schedule shall include all assets advised or sub-advised by the Sub-Adviser for the Adviser, in addition to those assets of the Fund. The aggregation of the assets for purposes of the breakpoints, shall be calculated quarterly based on the aggregate assets on March 31st, June 30th, September 30th and December 31st of each calendar year (or portion thereof) that this Agreement is effective, with the fee rate determined on each such date being applicable to the following period and applied to all assets back to the first dollar of the Fund.

5. RENEWAL AND TERMINATION

     This Agreement shall continue in effect for a period of more than two years from the date of this Agreement, only so long as such continuance is specifically approved at least annually by a vote of the holders of the majority of the outstanding voting securities of the Fund, or by a vote of the majority of the Fund's Board of Directors, and further provided that such continuance is also approved annually by a vote of the majority of the Fund's Board of Directors who are not parties to this Agreement or interested persons of parties hereto, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time without payment of penalty: (i) by the Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' prior written notice, or (ii) by either party hereto upon sixty days' prior written notice to the other. This Agreement will terminate automatically upon any termination of the Investment Advisory Agreement between the Fund and the Adviser or in the event of its assignment. The terms "interested person," "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

6. GENERAL PROVISIONS

     (a) The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by the Sub-Adviser of its duties under this Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of the Adviser, custodians, securities depositories or other third parties, or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Fund or to its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties hereunder.

     (b) The Adviser and the Fund's Board of Directors understand that the value of investments made for the Account may go up as well as down and is not guaranteed, and that investment decisions will not always be profitable. Neither the Adviser nor the Sub-Adviser has made or is making any guarantees, including any guarantee as to any specific level of performance of the Fund. The Adviser and the Fund's Board of Directors acknowledge that this Fund is designed for the described investment objective and is not intended as a complete investment program. They also understand that investment decisions made on behalf of the Fund by Sub-Adviser are subject to various market and business risks.

     (c) This Agreement shall not become effective unless and until it is approved by the Board of Directors of the Fund, including a majority of the members who are not "interested persons" of parties to this Agreement, by a vote cast in person at a meeting called for the purpose of voting on such approval, and by a majority of the outstanding voting securities of the Fund.

     (d) The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser to fiduciary and other managed accounts, including other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

     (e) Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or the right of any of its officers, directors or employees who may also be an officer, director or employee of the Fund, or persons otherwise affiliated with the Fund (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     (f) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Minnesota. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (g) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the appropriate party at the following address: the Adviser and the Fund at 400 Robert Street North, St. Paul, Minnesota 55101-2098, and the Sub-Adviser at 153 East 53rd Street, New York, New York 10022 (Attention: General Counsel).

     IN WITNESS WHEREOF, the parties have duly executed this Agreement.

                                          ADVANTUS CAPITAL MANAGEMENT, INC.
                                          By:
                                            ------------------------------------
                                          Its:
                                            ------------------------------------
                                          CREDIT SUISSE ASSET MANAGEMENT, LLC
                                          By:
                                            ------------------------------------
                                          Its:
                                            ------------------------------------

                          ADVANTUS HORIZON FUND, INC.

                                 Advantus Funds
                            400 Robert Street North
                               St. Paul, MN 55101

                     PROXY FOR SPECIAL SHAREHOLDERS' MEETING
                            TO BE HELD APRIL 17, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned appoints William N. Westhoff, Frederick P. Feuerherm, Donald F. Gruber and Eric J. Bentley, or any one of them, as proxies of the undersigned, with full power of substitution, to vote all shares of Advantus Horizon Fund, Inc. (the "Fund") held by the undersigned on February 28, 2000, at a Special Shareholders' Meeting of the Fund, to be held at the offices of Advantus Capital Management, Inc., 400 Robert Street North, St. Paul, Minnesota 55101, on Monday, April 17, 2000, at 10:00 a.m., and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

                           ADVANTUS HORIZON FUND, INC.

         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND.

1.   ELECTION OF DIRECTORS:

     [ ]   FOR all nominees listed below (except as marked to the contrary below)
     [ ]   WITHHOLD AUTHORITY

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

   [ ]    Charles E. Arner  [ ]    Ellen S. Berscheid     [ ]   Ralph D. Ebbott

           [ ]  Frederick P. Feuerherm      [ ]   William N. Westhoff

2. TO APPROVE THE MODIFICATION OR ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICIES LISTED BELOW AS DESCRIBED IN THE PROXY STATEMENT:

[ ] FOR all changes listed                        [ ] AGAINST all changes listed
                      [ ] ABSTAIN as to all changes listed

     [ ]   Vote on individual changes listed as follows:

        For   Against Abstain
        ---   ------- --------
        [ ]     [ ]     [ ]    A.   Modify policy regarding borrowing and the issuance of senior securities
        [ ]     [ ]     [ ]    B.   Modify policy regarding concentration in a particular industry
        [ ]     [ ]     [ ]    C.   Modify policy regarding investments in real estate and commodities
        [ ]     [ ]     [ ]    D.   Modify policy regarding lending
        [ ]     [ ]     [ ]    E.   Eliminate policy restricting the pledging of assets
        [ ]     [ ]     [ ]    F.   Eliminate policy restricting margin purchases and short sales
        [ ]     [ ]     [ ]    G.   Eliminate policy prohibiting transactions with affiliates
        [ ]     [ ]     [ ]    H.   Eliminate policy prohibiting participation in a joint trading account
        [ ]     [ ]     [ ]    I.   Eliminate policy limiting investment in restricted securities and other illiquid assets
        [ ]     [ ]     [ ]    J.   Eliminate policy limiting options transactions
        [ ]     [ ]     [ ]    K.   Eliminate diversification policy
        [ ]     [ ]     [ ]    L.   Eliminate policy regarding investments in issuers that have been in operation for less than 3 years
        [ ]     [ ]     [ ]    M.   Eliminate policy addressing potential conflicts of interest
        [ ]     [ ]     [ ]    N.   Eliminate policy prohibiting investing in companies for control
        [ ]     [ ]     [ ]    O.   Eliminate policy restricting investments in other investment companies

3.   TO APPROVE A CHANGE IN INVESTMENT OBJECTIVE

    [ ]  FOR         [ ]   AGAINST         [ ]   ABSTAIN

4. TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ADVANTUS CAPITAL MANAGEMENT, INC., AS DESCRIBED IN THE PROXY
     STATEMENT:

    [ ]  FOR         [ ]   AGAINST         [ ]   ABSTAIN

5.   TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTS FOR THE
     FUND:

    [ ]  FOR         [ ]   AGAINST         [ ]   ABSTAIN

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A FIDUCIARY CAPACITY, SUCH AS EXECUTOR, ADMINISTRATOR, TRUSTEE, ATTORNEY, GUARDIAN, ETC., PLEASE SO INDICATE. CORPORATE AND PARTNERSHIP PROXIES SHOULD BE SIGNED BY AN AUTHORIZED PERSON INDICATING THE PERSON'S TITLE.



                                ------------------------------------------------
                                Signature(s)    (Title(s), if applicable)


                                Date:                                   , 2000
                                     -----------------------------------


YOU MAY ALSO VOTE BY TOUCH TONE PHONE OR THE INTERNET. CALL TOLL FREE 1-800-690-6903 OR ACCESS WWW.PROXYVOTE.COM. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR INTERNET.